Exhibit 10.49
Execution Copy
RESEARCH LICENSE AND OPTION AGREEMENT
     This Research License and Option Agreement (this “Agreement”) is made effective as of June 11, 2008 (the “Effective Date”), by and between Archemix Corp, a Delaware corporation with offices at 300 Third Street, Cambridge, MA 02142 (“Archemix”), and Ribomic, Inc., a corporation organized under the laws of Japan with offices at Shirokanedai Usui Building, 3-16-13 Shirokanedai, Minato-ku, Tokyo 108-0071 Japan (“Ribomic”). Archemix and Ribomic are each sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”
     WHEREAS, Archemix is the owner of or otherwise controls, certain patents related to (a) the identification and optimization of aptamers using its proprietary SELEX Process and SELEX Technology (each as defined herein) and (b) the use of such aptamers for controlling, curing, treating, preventing or delaying the onset or progression of human diseases and conditions;
     WHEREAS, Ribomic desires to obtain from Archemix a non-exclusive license under such patents to conduct Research Activities (as defined below) with respect to certain Active Targets (as defined below) and an Option (as defined below) to obtain an exclusive license to develop and commercialize Aptamers against such Active Targets; and
     WHEREAS, Archemix desires to grant such license and Option to Ribomic on the terms and subject to the conditions of this Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:
1. DEFINITIONS
     Whenever used in the Agreement with an initial capital letter, the terms defined in this Article 1 shall have the meanings specified.
     1.1 “Active Aptamer” means any Aptamer that binds to an Active Target and any Aptamer(s) Derived therefrom that binds to such Active Target.
     1.2 “Active Target” means the Targets listed on the Active Target List.
     1.3 “Active Target List”means the list of up to six (6) Active Targets set forth on Schedule 1 attached hereto, as amended from time to time by the Parties pursuant to Section 2.2.1(a).
     1.4 “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls or is controlled by or is under common control with, such Person. For purposes of this definition, “control” means (a) ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, (b) status as a general partner in any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors of a corporation or equivalent governing body of an entity other than a corporation.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.5 “Applicable Laws” means federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidance, guidelines or requirements of regulatory authorities, national securities exchanges or securities listing organizations, that may be in effect from time to time during the Term and are applicable to a particular activity hereunder.
     1.6 “Aptamer” means (a) any naturally or non-naturally occurring oligonucleotide identified through the SELEX Process that binds with high specificity and affinity to an Active Target, and (b) any oligonucleotide derived from an oligonucleotide of clause (a) that has such high specificity and affinity to such Active Target, but excluding Spiegelmers.
     1.7 “Archemix-Gilead License Agreement” means the License Agreement between Gilead Sciences, Inc. and Archemix dated October 21, 2001, as amended.
     1.8 “Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the year in which the Effective Date falls and thereafter each successive period of twelve (12) months commencing on January 1 and ending on December 31.
     1.9 “Challenge” means any challenge to the validity or enforceability of any Licensed Patent Right in the absence of a breach of this Agreement including, without limitation, by (a) filing a declaratory judgment action in which any Licensed Patent Right is alleged to be invalid or unenforceable; (b) citing prior art pursuant to [***], filing a request for re-examination of any Licensed Patent Right pursuant to [***] or provoking or becoming party to an interference with an application for any Licensed Patent Right pursuant to [***]; or (c) filing or commencing any reexamination, opposition, cancellation, nullity or similar proceedings against any Licensed Patent Right in any country.
     1.10 “Commercially Reasonable Efforts” means, with respect to the research activities of Ribomic under this Agreement, the efforts and resources customarily used by similarly sized biotechnology companies in the performance of such research activities for other products owned by such companies which are of similar market potential and at a similar stage of development, taking into account the competitiveness of the market place, the regulatory structure involved and other relevant and material factors.
     1.11 “Confidential Information” means all information and Technology disclosed or provided by, or on behalf of a Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) or to any of the Receiving Party’s employees, consultants, Affiliates or sublicensees (“Representatives”) pursuant to or in connection with this Agreement; provided, that, none of the foregoing shall be Confidential Information if: (a) as of the date of disclosure, it is known to the Receiving Party or its Representatives, as demonstrated by credible written documentation, other than by virtue of a prior confidential disclosure to such Receiving Party; (b) as of the date of disclosure it is in the public domain or it subsequently enters the public domain other than through a breach by the Receiving Party or its Representatives of a contractual obligation; (c) it is obtained by the Receiving Party from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the Disclosing Party or its Representatives; or (d) it is independently developed by or for the Receiving Party or its Representatives without reference to or use of any Confidential Information of the Disclosing
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Party or its Representatives as demonstrated by credible written documentation. For purposes of clarity, unless excluded from Confidential Information pursuant to the provisos of the preceding sentence, any scientific, technical or financial information Controlled by a Disclosing Party and disclosed at any meeting of the Parties shall constitute Confidential Information of the Disclosing Party.
     1.12 “Control” or “Controlled” means with respect to Technology or Patent Rights, the possession by a Party of the right to grant a license or sublicense to such Technology or Patent Rights as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any Third Party and without violating any Applicable Laws.
     1.13 “Derived” means identified, developed, created, synthesized, designed, resulting or generated from, conjugated to or complexed with (whether directly or indirectly, or in whole or in part).
     1.14 “Diagnosis” means (a) the determination or monitoring of (i) the presence or absence of a disease, (ii) the stage, progression or severity of a disease or (iii) the effect on a disease of a particular treatment; and/or (b) the selection of patients for a particular treatment with respect to a disease.
     1.15 “Diagnostic Product” means, collectively, In Vitro Diagnostic Agents, In Vivo Diagnostic Agents and any aptamer product used for Diagnosis.
     1.16 “Existing License Agreements”means, collectively, (a) the Non-Exclusive IgG Antibody Purification License Agreement dated as of October 31, 2006, by and between Ribomic and Archemix, (b) the Exclusive License Agreement by and between Ribomic and Archemix dated as of December 10, 2007 and (c) any License Agreement executed by the Parties upon the exercise of any Option pursuant to this Agreement.
     1.17 “Failed Target”means any Active Target that is removed from the Active Target List by Ribomic pursuant to Section 2.2.1(a), or is otherwise deemed to be a Failed Target pursuant to Section 2.4.4 and/or 8.3.1(c).
     1.18 “Field” means the control, prevention, treatment, cure or delay of onset or progression of any Indication in animals and humans, but excluding, without limitation, Diagnostic Products, In Vivo Imaging Applications and all non-therapeutic uses.
     1.19 “FDA” means the United States Food and Drug Administration and any successor agency or authority thereto.
     1.20 “Indication” means any indication, disease, disorder or condition in the Field, which can be treated, controlled, prevented, cured or the onset or progression of which can be delayed.
     1.21 “In Vitro Diagnostic Agent” means any product that uses the SELEX Process or one or more Aptamers in the assay, testing or determination, outside of a living organism, of a substance in a test material. In Vitro Diagnostics shall include, among other things, the use of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

the SELEX Process or Aptamers in the assay, testing or determination: (a) outside of a living organism, (i) of a human substance in a test material, often to identify or follow the progression of a disease or disorder or to select a patient for treatment; (ii) of a plant substance, animal substance or other substance in a test material, often to identify or follow the progression of a disease, process or disorder in a human or non-human organism; and (iii) of environmental substances (as in water quality testing); (b) of a substance on a test material such as cells (as in FACS analysis or other measurements of pathogens within biological samples); and (c) any other in vitro diagnostic use of the SELEX Process or Aptamers in drug development processes, including target identification, pre-clinical and clinical testing, and the following more specific examples of uses of Aptamer technology: (i) to observe, through protein profiling, protein levels moving up or down in diseases or models of diseases, and to evaluate whether such proteins are sensible targets for the development of therapeutic agents; (ii) to observe coordinated expression of protein pathways in a variety of biological states in various systems; (iii) to study protein or metabolite levels during pre-clinical drug candidate evaluation in response to putative therapeutic agents during clinical trials (e.g., as markers of efficacy or response); and (iv) to study human protein or metabolite levels in response to putative therapeutic agents during clinical trials (e.g., as markers of efficacy or response). Notwithstanding the above, In Vitro Diagnostics shall exclude any of the uses described in this Section 1.21(c) conducted in the conduct of Research Activities with respect to Active Targets under this Agreement.
     1.22 “In Vivo Diagnostic Agent” means any product containing one or more Aptamers that is used for any human in vivo diagnostic purpose related to (inter alia) the identification, quantification or monitoring of the propensity toward, or actual existence of, any disease state.
     1.23 “Joint Patent Rights”means Patent Rights that contain one or more claims that cover Joint Technology.
     1.24 “Joint Technology”means any Technology (including, without limitation, any new and useful process, method of manufacture or composition of matter) that is jointly conceived or first reduced to practice (actively or constructively) by employees of or consultants to Ribomic and employees of or consultants to Archemix at any meeting of the RC.
     1.25 “Knowledge” means, with respect to Archemix, the actual knowledge of the chief executive officer, any vice president or the chief legal officer of Archemix.
     1.26 “License Agreement”means the license agreement substantially in the form of Exhibit B attached hereto to be executed by the Parties upon the exercise of any Option pursuant to Section 2.4.2.
     1.27 “Licensed Patent Rights” means all Patent Rights Controlled by Archemix or any of its Affiliates and listed on Exhibit A to the extent that they are (a) issued patents as of the Effective Date or (b) pending patent applications as of the Effective Date that will expire on or before September 23, 2014 as well as any patent issuing on said pending patent applications and, in any case, are necessary for Ribomic to practice the licenses granted to it hereunder. It is understood that any pending patent applications listed on Exhibit A that will expire after September 23, 2014 as well as any patent issuing thereon shall become part of the Licensed Patent Rights only by mutual agreement of the Parties.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.28 “Patent Rights” means all rights and interests in and to issued patents and pending patent applications including, without limitation, non-provisional patent applications, and all divisions, continuations and continuations-in-part thereof, patents issuing on any of the foregoing, all reissues, reexaminations, renewals and extensions thereof, and supplementary protection certificates therefor, as well as any certificates of invention or applications therefor, and all foreign equivalents of any of the foregoing.
     1.29 “Permitted Archemix Activities”means (a) with respect to any Active Target, any screening activities conducted by Archemix with respect to such Active Target for itself and/or for any Third Party for the purpose of identifying aptamers that bind to a Target other than an Active Target; and (b) any grant by Archemix to any Third Party of rights to discover, develop and/or commercialize aptamers that bind to Targets (including Active Targets) outside of the Field.
     1.30 “Permitted Ribomic Activities”means, on a country-by-country and Valid Claim-by-Valid Claim basis, any activity conducted by Ribomic or any of its Affiliates (a) involving the discovery, research, development and commercialization of therapeutic aptamers in a country for use in the Field against any Target other than the Active Targets at any time on and after the expiration of the last to expire applicable Valid Claim of the Licensed Patent Rights in such country or (b) pursuant to the terms of the Existing License Agreements, for so long as the Existing License Agreements continue in full force and effect.
     1.31 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.
     1.32 “Radio Therapeutics” means any product for human therapeutic use that contains one or more Aptamers that targets specifically any diseased tissue, cells or disease-specific molecules or any tissue or cells which are affected by a disease or located in the close neighborhood of a disease process and is linked to or incorporates (a) radionucleotides or (b) any structure or elements which develop therapeutic effects similar to the effect of linking or incorporating radionucleotides after submission of any kind of radiation.
     1.33 “Research Activities”means the generation by Ribomic of Aptamers against Active Targets, and/or the use by Ribomic of the SELEX Process and the SELEX Technology against Active Targets, in either case, at the Ribomic Facility.
     1.34 “Ribomic Facility”means (a) Ribomic’s facility located at Shirokanedai Usui Building, 3-16-13 Shirokanedai, Minato-ku, Tokyo 108-0071 Japan and (b) Ribomic’s facility located at 4-6-1, Crest Hall, Shirokanedai, Minato-ku, Tokyo; provided, that the location of either Ribomic Facility may be changed or added by Ribomic by providing not less than [***] days’ prior written notice to Archemix.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.35 “Ribomic SELEX Patent Rights” means any Patent Rights that contain one or more claims that cover Ribomic SELEX Technology. For purposes of clarity, the Ribomic SELEX Patent Rights, as of the Effective Date, include without limitation the Patent Rights listed on Exhibit C attached hereto.
     1.36 “Ribomic SELEX Technology” means any Technology that is Controlled by Ribomic as of the Effective Date or during the Term relating to or constituting aptamer compositions or that is useful for the identification, generation, modification, optimization, stabilization or use of aptamers.
     1.37 “Ribomic Target Specific Patent Rights”means any Patent Rights Controlled by Ribomic that contain one or more claims that cover Ribomic Target Specific Technology.
     1.38 “Ribomic Target Specific Technology”means any Technology that is Controlled by Ribomic during the Term that is necessary or useful for the research, development, manufacture, use, sale, importation or exportation of any Failed Target.
     1.39 “SELEX Portfolio” means those Patent Rights licensed by Gilead to Archemix pursuant to the Archemix-Gilead License Agreement.
     1.40 “SELEX Process” means any process used for the identification or generation of a nucleic acid that binds to a Target by means other than Watson-Crick base-pairing including, without limitation, those that are covered by the claims in (a) the SELEX Portfolio, including, without limitation, U.S. Patent Nos. [***] or [***], (b) any other Patent Rights Controlled by Archemix or (c) any continuation, divisional, continuation-in-part, substitution, renewal, reissue, re-examination or extension, or any foreign equivalent, of any of the foregoing Patent Rights.
     1.41 “SELEX Technology” means (a) oligonucleotides that bind to an Active Target by means other than Watson-Crick base-pairing that consist of or incorporate structural elements that are generally applicable to such oligonucleotides independent of Active Targets (e.g., a novel nucleoside, bond or linkage or combination(s) thereof, for example, deoxypurine and 2’O-methyl substituted prymidine compositions) as used in such oligonucleotides, and (b) any process for modifying, optimizing and/or stabilizing oligonucleotides that bind to a Target by means other than Watson-Crick base-pairing that is generally applicable to such oligonucleotides independent of Active Targets wherein such modification, optimization or stabilization includes, without limitation, minimization, truncation, conjugation, pegylation, complexation, substitution, deletion and/or incorporation of modified nucleotides; provided, however, that SELEX Technology does not include Active Aptamers.
     1.42 “Spiegelmer” means an oligonucleotide consisting of at least [***] percent ([***]%) [***], including any structural variations and modifications, derivatives, homologs, analogs and/or mimetics to the [***] components (other than [***]), identified through the use of the SELEX Process.
     1.43 “Target” means a protein, cytokine, enzyme, receptor, transducer, transcription factor, antigen or any other non-nucleic acid molecule.
     1.44 “Technology” means, collectively, inventions, discoveries, improvements, trade
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

secrets and proprietary methods, whether or not patentable, including, without limitation: (a) methods of production or use of, and structural and functional information pertaining to, chemical compounds and (b) compositions of matter, data, formulations, processes, techniques, know-how and results (including any negative results).
     1.45 “Territory” means all countries and jurisdictions of the world.
     1.46 “Third Party” means any person or entity other than Ribomic, Archemix and their respective Affiliates.
     1.47 “ULEHI” means University License Equity Holdings, Inc., formerly known as UTC.
     1.48 “URC License Agreement” means the Restated Assignment and License Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead Sciences, Inc. as successor in interest to NeXstar Pharmaceuticals, Inc.
     1.49 “UTC” means University Technology Corporation, the successor in interest to the University Research Corporation.
     1.50 “Valid Claim”means any claim of a pending patent application or an issued, unexpired patent covered under the Licensed Patent Rights which, but for the license granted by Archemix hereunder, would be infringed by the Research Activities (a) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, (b) has not been permanently revoked, held invalid or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (c) has not been rendered unenforceable through disclaimer or otherwise, or (d) is not lost through an interference proceeding.
     Additional Definitions. In addition, each of the following definitions shall have the respective meanings set forth in the section of this Agreement indicated below:

Definition	Section
AAA	9.2.1
Active Target Replacement Notice	2.2.1(a)
Agreement	Recitals
Archemix	Recitals
Archemix Indemnitees	7.1
Archemix SELEX License	2.1.2(a)
Archemix Target License	2.1.2(a)
Bankruptcy Action	8.2.4
Chosen Courts	9.2.2
Claims	7.1
Disclosing Party	1.11
Discussioon	2.4.4
Dispute	9.2.1
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Definition	Section
Effective Date	Recitals
Expired Option	2.4.3
Filing Party	5.4.3
Gilead Indemnitee	7.3
Indemnified Party	7.2
Indemnifying Party	7.2
Infringement	5.5.1
Infringement Notice	5.5.1
Non-Filing Party	5.4.3
Notice Period	2.4.4
Option	2.4.1
Option Exercise Notice	2.4.2
Option Period	2.4.2
Party	Recitals
Parties	Recitals
RC (Research Committee)	2.7
Receiving Party	1.11
Replacement Target Notice	2.2.2(a)
Replacement Target Substitution Notice	2.2.2(b)
Required Jurisdiction	5.4.2
Research License	2.1.1(a)
Ribomic	Recitals
Ribomic Patent Rights	5.2
Target Bonus Term	2.2.3
Term	8.1
2. GRANT OF RIGHTS
     2.1 Licenses.
          2.1.1 Grant of Rights to Ribomic.
               (a) Grant of Research License. Subject to the terms and conditions of this Agreement, Archemix hereby grants to Ribomic a non-exclusive, royalty-free, worldwide license during the Term, under the Licensed Patent Rights for the sole purpose of conducting the Research Activities (the “Research License”).
               (b) Negative Covenants. Ribomic is not granted the right under this Agreement to, and hereby covenants and agrees that neither it nor its Affiliates will (i) use the SELEX Process or SELEX Technology (A) on any Target that is not identified as an Active Target on the Active Target List and (B) for any purpose other than the conduct of Research Activities at the Ribomic Facility and/or except for the conduct by Ribomic of Permitted Ribomic Activities as expressly permitted under this Agreement or (ii) research, develop, make, have made, use, have used, sell, offer for sale, have sold, import, have imported, export or have exported Diagnostic Products or Spiegelmers. Notwithstanding the foregoing, Ribomic shall not be restricted by this Section 2.1.1(b) from engaging in any (i) Permitted Ribomic Activities or (ii) activity in which Ribomic is permitted to engage pursuant to a license, sublicense or other right
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

granted to Ribomic in any agreement other than this Agreement (including, without limitation, the Existing License Agreement) with respect to the SELEX Portfolio, the SELEX Process, SELEX Technology or Aptamers, whether granted by Archemix, or any Third Party having the right to grant such license, sublicense or other right. To the extent Ribomic or its Affiliates engages in any activities in violation of the negative covenant set forth in this Section 2.1.1(b) during the Term and files any patent applications or obtains any Patent Rights related to or arising out of such activities then, without limiting any other remedy Archemix may have under this Agreement and without any further action of either Party, Ribomic shall be deemed to have granted to Archemix, effective as of the date of any such filing, an exclusive, fully-paid, perpetual, irrevocable, royalty-free license under all such Patent Rights for any and all uses.
               (c) Reversion of License Rights. Ribomic acknowledges and agrees that each of the URC License Agreement and the Gilead-Archemix License Agreement provides that the Archemix rights in the SELEX Process or the SELEX Technology and the SELEX Portfolio may revert to Gilead or ULEHI if Archemix, its Affiliates and all assignees and sublicensees cease to exercise reasonable efforts to develop the commercial applications of products and services utilizing the SELEX Process or the SELEX Technology. Ribomic further acknowledges and agrees that the URC License Agreement provides that in the event of any termination of the URC License Agreement, the license to SELEX granted to Ribomic hereunder shall remain in full force and effect in accordance with Section 3.4 of the URC License Agreement; provided, that, Ribomic is not then in breach of this Agreement and Ribomic agrees to be bound to ULEHI as the licensor under the terms and conditions of this Agreement. Archemix shall inform Ribomic of such event immediately after the Archemix rights revert to Gilead or ULEHI.
               (d) Gilead-Archemix License Agreement. Ribomic acknowledges and agrees that the Gilead-Archemix License Agreement provides that in the event of any termination of the Gilead-Archemix License Agreement, the license to SELEX granted to Ribomic hereunder shall remain in full force and effect in accordance with Section 2.3 of the Gilead-Archemix License Agreement; provided, that, Ribomic agrees to be bound to Gilead as the licensor under the terms and conditions of this Agreement; provided, that, if the termination of the Gilead-Archemix License Agreement arises out of the action or inaction of Ribomic, Gilead, at its option, may terminate such license. Archemix shall inform Ribomic of such event promptly after the Gilead-Archemix License Agreement is terminated.
          2.1.2 Grant of Rights to Archemix.
               (a) Grant of Licenses. Subject to the other terms and conditions of this Agreement, Ribomic hereby grants to Archemix a non-exclusive, royalty-free, paid-up, perpetual, irrevocable, worldwide license, with the right to grant sublicenses, (i) under all Ribomic Target Specific Technology and Ribomic Target Specific Patent Rights to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import, have imported, export, have exported and commercialize Aptamers against Failed Targets for any and all purposes (the “Archemix Target License”) and (ii) under Ribomic SELEX Technology, Ribomic SELEX Patent Rights and Ribomic Patent Rights (A) to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import, have imported, export, have exported, and commercialize Aptamers for any and all purposes, and (B) for any and all uses of the SELEX Process and SELEX Technology (the “Archemix SELEX License”); provided, however, that the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

license in clause (ii)(A) and (ii)(B) shall not apply to Active Aptamers or include any specific aptamer sequences that are identified through the conduct by Ribomic of the Permitted Ribomic Activities.
               (b) Covenant. Ribomic covenants and agrees to register the non-exclusive licenses granted to Archemix under Section 2.1.2(a) under Japanese Patent No. 2,763,958 with the Japan Patent Office as soon as practicable after the Effective Date and to provide Archemix with prompt notice of such registration. Archemix shall reasonably cooperate with Ribomic to assist in the preparation and execution of the registration and all formal documents to effect such registration, at Ribomic’s sole cost and expense, if any.
     2.2 Selection of Active Targets.
          2.2.1 Selection of Active Targets and Replacement Targets.
               (a) Designation and Substitution of Active Targets. The Parties hereby acknowledge and agree that six (6) Active Targets, as set forth on the Active Target List attached hereto as Schedule 1, have been designated by Ribomic as of the Effective Date. During the Term, Ribomic shall have the right to remove any Active Target from the Active Target List and substitute such Active Target with a Replacement Target by providing written notice to Archemix, which notice shall identify the Active Target to be removed and the Replacement Target selected by Ribomic to replace the removed Active Target (the “Active Target Replacement Notice”). Subject to Section 2.2.3, upon receipt by Archemix of an Active Target Replacement Notice, (i) the Active Target that is selected for removal in the Active Target Replacement Notice shall be deemed to a Failed Target for purposes of this Agreement; (ii) the Parties shall promptly amend Schedule 1 to include such Replacement Target as an Active Target and such Replacement Target shall be deemed to be an Active Target for purposes of this Agreement; (iii) the Research License granted to Ribomic with respect to such Failed Target set forth in Section 2.1.1(a) shall immediately terminate; and (iv) Ribomic shall be deemed to have granted Archemix the Archemix Target License set forth in Section 2.1.2(a)(i) with respect to such Failed Target. If Ribomic substitutes an Active Target with a Replacement Target as described in this Section 2.2.1(a), no additional Replacement Target may be proposed by Ribomic pursuant to Section 2.2.2 to replace such Replacement Target.
          2.2.2 Selection of Replacement Targets.
               (a) Designation of Replacement Targets. Subject to Sections 2.2.3 and 2.4.4, during the period commencing on the Effective Date and continuing until December 31, 2009, Ribomic shall have the right to request that up to [***] Targets be accepted by Archemix as Replacement Targets and included on the Target Replacement List by providing written notice to Archemix, which notice shall identify each such proposed Replacement Target (each, a “Replacement Target Notice”). Archemix shall determine whether to accept or reject any such proposed Replacement Target pursuant to Section 2.2.2(c). To the extent Archemix accepts any Target for inclusion as a Replacement Target on the Target Replacement List in accordance with Section 2.2.2(c), the Parties shall promptly amend Schedule 2 to include such Target as a Replacement Target. To the extent that Archemix rejects any Target for inclusion as a Replacement Target on the Target Replacement List in accordance with Section 2.2.2(c), such Target will not be included on Schedule 2 as a Replacement Target and Ribomic shall have no
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

rights under this Agreement with respect to such Target.
               (b) Substitution of Replacement Targets. During the Term, Ribomic shall have the right on [***] for each of the [***] Replacement Targets originally identified by Ribomic pursuant to Section 2.2.2(a) to replace such Replacement Target on the Target Replacement List by a new Target by providing written notice to Archemix, which notice shall identify the Replacement Target to be removed and the Target being proposed by Ribomic in substitution for the removed Replacement Target (the “Replacement Target Substitution Notice”). Archemix shall determine whether to accept or reject any such proposed Replacement Target pursuant to Section 2.2.2(c). To the extent Archemix accepts any such new Target for inclusion on the Target Replacement List in accordance with Section 2.2.2(c), (i) the Parties shall promptly amend Schedule 2 to include such new Target as a Replacement Target and remove the substituted Replacement Target and (ii) all rights granted to Ribomic under this Agreement (including, without limitation, pursuant to Section 2.1.1(a)) with respect to such substituted Replacement Target shall immediately terminate. To the extent that Archemix rejects any Target for inclusion as a Replacement Target on the Target Replacement List in accordance with Section 2.2.1(c), such Target will not be included on Schedule 2 as a Replacement Target and Ribomic shall have no rights under this Agreement with respect to such Target.
               (c) Acceptance/Rejection of Targets by Archemix. To the extent Ribomic requests the inclusion of a Target as a Replacement Target pursuant to Sections 2.2.2(a) or (b), Archemix shall accept or reject the proposed Target as a Replacement Target by providing Ribomic with written notice within [***] days after receipt of notice from Ribomic; provided, that, Ribomic hereby acknowledges and agrees that a Target proposed by Ribomic for inclusion as a Replacement Target on the Target Replacement List may be rejected by Archemix for any reason or for no reason in its sole discretion.
          2.2.3 Limitation on Number of Active Targets and Replacement Targets. Notwithstanding anything to the contrary in this Agreement, under no circumstances shall Ribomic have, at any one time, (a) more than [***] Active Targets on the Active Target List and (b) subject to the immediately subsequent sentence of this Section 2.2.3 and the fourth sentence of Section 2.4.4, more than [***] Replacement Targets on the Replacement Target List. Notwithstanding anything to the contrary in this Agreement, during the period commencing on the [***] and continuing until [***] (the “Target Bonus Term”), Ribomic shall have the right to designate [***] for inclusion on the Target Replacement List pursuant to Section 2.2.2(a) for every [***] Options exercised by Ribomic pursuant to Section 2.4.2 during the Target Bonus Term. By way of example, if Ribomic exercises [***] Options pursuant to Section 2.4.2 on or before expiration of the Target Bonus Term, Ribomic would have the right to designate [***] additional Replacement Targets for inclusion on the Target Replacement List at any time before expiration of the Target Bonus Term.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     2.3 No Other Rights. Ribomic is not granted any rights to use or otherwise exploit Licensed Patent Rights except as set forth in this Agreement or the Existing License Agreements and Archemix is not granted any rights to use or otherwise exploit Ribomic SELEX Technology, Ribomic SELEX Patent Rights or Ribomic Patent Rights, Ribomic Target Specific Technology or Ribomic Target Specific Patent Rights except as set forth in this Agreement or the Existing License Agreements.
     2.4 Grant of Option to Ribomic.
          2.4.1 Option Grant. Archemix hereby grants Ribomic, with respect to each Active Target, an option (each an “Option”) to obtain an exclusive royalty-bearing license in the Territory under Licensed Patent Rights for the purpose of researching, developing, making, having made, using, having used, selling, having sold, offering for sale, importing, having imported, exporting and having exporting Active Aptamers directed to such Active Target, for any and all uses within the Field. For purposes of clarity, (a) Options shall only be available with respect to Active Targets that are listed on the Active Target List and (b) under no circumstances shall Ribomic have any rights to obtain an Option under this Agreement to any Target listed on the Replacement Target List unless and until it is designated as an Active Target pursuant to Section 2.2.1(a).
          2.4.2 Option Exercise. Subject to Sections 2.4.3 and 2.4.4, Ribomic shall have the right to exercise each Option at any time during the period commencing on the Effective Date and continuing until expiration of the Term (the “Option Period”), by (a) delivering written notice of exercise thereof (the “Option Exercise Notice”) on or before the expiration of the Option Period, which Option Exercise Notice shall specify the Active Target that is the subject of the Option, and (b) executing a License Agreement in the form attached hereto as Exhibit B. Upon the exercise of an Option with respect to an Active Target as provided in this Section 2.4.2, (a) such Active Target shall be removed from the Active Target List, (b) the Research License applicable to such Active Target set forth in Section 2.1.1(a) shall immediately terminate and (c) such Active Target shall become a Licensed Target (as defined in the License Agreement) and the Licensed Patent Rights (as defined in the License Agreement) shall be exclusively licensed with respect to such Licensed Target to Ribomic on the terms and subject to the conditions set forth in the relevant License Agreement.
          2.4.3 Option Expiration. In the event that Ribomic fails to exercise any Option on or before the expiration of the Option Period (each, an “Expired Option”), all rights granted by Archemix to Ribomic pursuant to this Agreement with respect to each such Expired Option shall terminate.
          2.4.4 Archemix Notification Obligations; Reinstatement Right.
               (a) Notice of Discussion; Designation Right. If at any time during the Term, a Third Party initiates good faith discussions with Archemix for purposes of (inter alia) acquiring a license with respect to therapeutic applications of any Active Target or Replacement Target (each, a “Discussion”), Archemix shall provide written notice to Ribomic which shall identify the Active Target or Replacement Target that is the subject of the Discussion and include the name and e-mail address of the person or persons at Archemix to whom Ribomic may provide
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

its response pursuant to the next sentence (the “Section 2.4.4 Contact Person(s)”). Ribomic shall have a period of up to [***] days following the date of receipt of Archemix’s notice pursuant to this section (the “Notice Period”) to (i) notwithstanding anything to the contrary in this Agreement, with respect to any such Replacement Target, designate the Replacement Target as an Active Target pursuant to Section 2.2.1(a) and exercise the Option applicable to such Replacement Target pursuant to Section 2.4.2 and (ii) with respect to any such Active Target, exercise the Option applicable to such Active Target pursuant to Section 2.4.2. Notwithstanding anything to the contrary in this Agreement, any response provided by Ribomic pursuant to this Section 2.4.4 may be made by Ribomic by e-mail to the Section 2.4.4 Contact Persons(s). If Ribomic fails to give notice pursuant to Section 10.1(i), (ii) or (iii) of its exercise of the Option with respect to a Replacement Target or Active Target as provided above within the Notice Period, Ribomic’s Option with respect to such Active Target shall immediately terminate and Archemix shall thereafter have the unencumbered right to (inter alia) negotiate and execute one or more agreements with any Third Party or provide an existing Third Party licensee with rights that provide for the conduct of one or more research, development and/or commercialization programs with such Third Party with respect to the applicable Active Target. Should Archemix execute an agreement with a Third Party or provide an existing Third Party licensee with rights with respect to such Active Target or Replacement Target, (a) subject to any confidentiality obligations, Archemix shall promptly notify Ribomic of such agreement or other grant of rights, (b) the Replacement Target or Active Target, as the case may be, shall be deemed to be a Failed Target for purposes of this Agreement and shall be removed from the Active Target List or Target Replacement List, as the case may be; (c) Ribomic shall be deemed to have granted Archemix the Archemix Target License set forth in Section 2.1.2(a)(i) with respect to such Failed Target; and (d) Ribomic shall have the right to designate an Active Target in substitution for such Failed Target by providing written notice pursuant to Section 2.2.1(a) or a Replacement Target in substitution for such Failed Target by providing written notice to Archemix pursuant to Section 2.2.2(a), as the case may be. Notwithstanding anything to the contrary in this Agreement, if an Active Target becomes a Failed Target pursuant to this Section 2.4.4(a) or Section 2.4.4(b) within (a) [***] months of the Effective Date, with respect to the Active Targets listed on Schedule 1 attached hereto as of the Effective Date; and (b) within [***] months of the designation of any Active Target, with respect to any other Active Target, Ribomic shall have the right to designate an additional Replacement Target for inclusion on the Target Replacement List pursuant to Sections 2.2.2(a) and 2.2.2(c).
               (b) Reinstatement of Active Targets or Replacement Targets. If at any time during the Term, Archemix determines in its sole discretion that it does not wish to execute an agreement with a Third Party with respect to an Active Target or Replacement Target that has become the subject of its Third Party negotiation right pursuant to this Section 2.4.4, (i) Archemix shall provide written notice to Ribomic which shall identify the applicable Active Target or Replacement Target and include the Section 2.4.4 Contact Person(s) and (ii) Ribomic shall have a period of up to [***] days following the date of receipt of Archemix’s notice (the “Reinstatement Notice Period”) pursuant to this section to reinstate its Option with respect to such Active Target or Replacement Target by providing written notice, which may be made by e-mail to the Section 2.4.4 Contact Person(s). If Ribomic reinstates the Option with respect to a Replacement Target or Active Target as provided above, Schedule 1 or Schedule 2 shall be immediately amended to include such Target as a Replacement Target or Active Target, as the case may be, and Sections 2.4.2 through 2.4.4 shall apply once again to such Replacement Target or Active Target
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

commencing with the date of such reinstatement. Notwithstanding anything to the contrary in this Agreement, Ribomic shall have the right at any time after the expiration of the Notice Period and prior to the expiration of the Reinstatement Notice Period to waive its right to reinstate the Active Target or Replacement Target identified in Archemix’s notice by providing written notice, which may be made by e-mail to the Section 2.4.4 Contact Person(s). If Ribomic waives its right to reinstate any such Active Target or Replacement Target as provided above, (a) the Replacement Target or Active Target, as the case may be, shall be deemed to be a Failed Target for purposes of this Agreement and shall be removed from the Active Target List or Target Replacement List, as the case may be; (b) Ribomic shall be deemed to have granted Archemix the Archemix Target License set forth in Section 2.1.2(a)(i) with respect to such Failed Target; and (c) Ribomic shall have the right to designate an Active Target in substitution for such Failed Target by providing written notice pursuant to Section 2.2.1(a) or a Replacement Target in substitution for such Failed Target by providing written notice to Archemix pursuant to Section 2.2.2(a), as the case may be.
     2.5 Diligence. From and after the Effective Date, Ribomic shall have full control and authority over the conduct of all Research Activities, which Research Activities shall be undertaken at Ribomic’s sole cost and expense. Ribomic will exercise Commercially Reasonable Efforts to conduct such Research Activities.
     2.6 Progress Reports. Ribomic shall provide Archemix with written reports every [***] months during the Term that describes in reasonable detail its progress with respect to the Research Activities which shall include, at minimum, information reasonably sufficient to enable Archemix to satisfy its reporting obligations to Gilead under the Gilead-Archemix License Agreement with respect to this Agreement and to assess the progress made by Ribomic toward meeting the diligence obligations of Section 2.5 above.
     2.7 Research Committee. To facilitate the providing of progress reports by Ribomic with respect to the Research Activities contemplated by this Agreement, at Archemix’s sole option and request the Parties will establish a Research Committee (the “RC”), which will be comprised of equal numbers of representatives of each of the Parties. The RC will meet on dates mutually agreed to by the Parties not less than [***] per Calendar Year, in person or by teleconference which, if in person, shall alternate between the offices of Cambridge, Massachusetts and Tokyo, Japan.  Intellectual property representatives of each Party may be invited to participate in RC meetings and such meetings will provide a forum to discuss any patent prosecution and enforcement issues that arise under this Agreement. Each Party will be responsible for the costs and expenses incurred by its representative in participating on the RC. Notwithstanding anything to the contrary in this Section 2.7, (i) the RC shall have no authority to make any decisions binding on the Parties with respect to either Party’s performance under this Agreement and (ii) the RC shall not meet more than [***] per Calendar Year unless the Parties mutually agree to do so.
3. PAYMENTS AND ROYALTIES
     3.1 Research License Fee. In consideration for the rights granted to Ribomic hereunder, Ribomic hereby agrees to pay Archemix an upfront technology access and license fee in the aggregate amount of Six Million Dollars (U.S. $6,000,000), of which (i) Three Million Dollars (US $3,000,000) shall be payable within thirty (30) days of the Effective Date; (ii) One Million Dollars (US $1,000,000) shall be payable on or before December 31, 2008 and (iii) Two
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Million Dollars (US $2,000,000) shall be payable on or before December 31, 2009. All such payments shall be made by wire transfer of immediately available funds and shall be non-refundable and non-creditable.
     3.2 Overdue Payments. Subject to the other terms of this Agreement, any payments not paid within the time period set forth in this Article 3 shall bear interest at a rate of [***] percent ([***]%) per month from the due date until paid in full; provided, that, in no event shall said annual rate exceed the maximum interest rate permitted by law in regard to such payments. Any such overdue payment shall, when made, be accompanied by, and credited first to, all interest so accrued. Said interest and the payment and acceptance thereof shall not negate or waive the right of Archemix to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.
     3.3 Accounting; Taxes. All payments hereunder shall be made in the United States in United States dollars and shall be made free and clear of any taxes, duties, levies, fees or charges.
4. TREATMENT OF CONFIDENTIAL INFORMATION
     4.1 Confidentiality Obligations. Archemix and Ribomic each recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party. Archemix and Ribomic each agrees that, subject to the remainder of this Article 4, it will hold in confidence and will not disclose, and will cause its Affiliates and sublicensees not to disclose, any Confidential Information of the other Party and it will not use, and will cause its Affiliates and sublicensees not to use, any Confidential Information of the other Party except as expressly permitted hereunder; provided, that, such obligations shall apply during the Term and for an additional [***] ([***]) years thereafter.
     4.2 Limited Disclosure and Use. Archemix and Ribomic each agrees that disclosure of its Confidential Information may be made by the other Party to any employee, consultant, contractor or Affiliate of such other Party to enable such other Party to exercise its rights or to carry out its responsibilities under this Agreement; provided, that, any such disclosure or transfer shall only be made to Persons who are bound by written obligations as described in Section 4.3. In addition, Archemix and Ribomic each agrees that the other Party may disclose its Confidential Information (a) on a need-to-know basis to such other Party’s legal and financial advisors, (b) as reasonably necessary in connection with an actual or potential (i) permitted sublicense of such other Party’s rights hereunder, (ii) debt or equity financing of such other Party or (iii) transfer or sale of all or substantially all of such Party’s assets or business or in the event of its merger, consolidation, change in control or similar transaction, and (c) for any other purpose with the other Party’s written consent, not to be unreasonably withheld, conditioned or delayed. In addition, each Party agrees that the other Party may disclose such Party’s Confidential Information as required by Applicable Laws; provided, that, in the case of any such disclosure, the disclosing Party shall (i) if practicable, provide the other Party with reasonable advance notice of and an opportunity to comment on any such required disclosure and (ii) if requested by the other Party, cooperate in all reasonable respects with the other Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the other Party’s expense.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     4.3 Employees and Consultants. Ribomic and Archemix each hereby represents that all of its employees, consultants and contractors, and all of the employees, consultants and contractors of its Affiliates, who have access to Confidential Information of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information in confidence and not to use such information except as expressly permitted hereunder. Each Party agrees to use, and to cause its Affiliates to use, reasonable efforts to enforce such obligations.
     4.4 Publicity. The Parties acknowledge and agree that (a) the terms of this Agreement constitute Confidential Information of each Party and may only be disclosed (i) as permitted by Section 4.2, and (ii) to investment bankers, investors, and potential investors, lenders and potential lenders and other sources and other potential sources of financing, licensees and potential licensees, acquirers or merger partners and potential acquirers or merger partners of such Party, and, with respect to Archemix, to Gilead and University License Equity Holdings, Inc.; and (b) a copy of this Agreement may be filed by either Party with the Securities and Exchange Commission if such filing is required by Applicable Laws; provided, that, in connection with any such filing, such Party shall endeavor to obtain confidential treatment of economic and trade secret information, and shall provide the other Party with the proposed confidential treatment request with reasonable time for such other Party to provide comments, which comments shall be reasonably considered by the filing Party. Notwithstanding anything to the contrary in Section 4.1, except as required by Applicable Laws, neither Party shall issue a press or news release or make any similar public announcement related to this Agreement without the prior written consent of the other Party.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

5. INTELLECTUAL PROPERTY RIGHTS AND PROVISIONS
     5.1 Licensed Patent Rights. Archemix shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any Licensed Patent Rights.
     5.2 Ribomic Patent Rights. Ribomic shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all Patent Rights arising out of the practice by Ribomic of the license pursuant to Section 2.1.1(a) (“Ribomic Patent Rights”).
     5.3 Joint Technology; Joint Patent Rights. Ribomic and Archemix shall jointly own all Joint Technology and Joint Patent Rights. Notwithstanding anything to the contrary contained in this Agreement or under Applicable Laws, except to the extent exclusively licensed to one Party under this Agreement, the Parties hereby agree that either Party may use or license or sublicense to Affiliates or Third Parties all or any portion of its interest in Joint Technology, Joint Patent Rights or jointly owned Confidential Information for any purposes without the prior written consent of the other Party, without restriction and without the obligation to provide compensation to the other Party, except as otherwise provided under this Agreement, provided, that, to the extent that any Joint Technology and/or Joint Patent Rights are necessary or useful for the research, development, manufacture, use, sale, importation or exportation of an Active Aptamer being commercialized by Ribomic pursuant to an executed License Agreement, Archemix shall not use or license to a Third Party its interest in such Joint Technology and/or Joint Patent Rights to develop or commercialize any Aptamers that were selected against and bind to the applicable Active Target with high specificity and affinity.
     5.4 Prosecution of Patent Rights.
          5.4.1 Licensed Patent Rights. Archemix, at its sole expense and acting through patent counsel or agents of its choice, shall be solely responsible for the preparation, filing, prosecution and maintenance of the Licensed Patent Rights.
          5.4.2 Ribomic SELEX Patent Rights. Ribomic and/or its Affiliates, as applicable, at its sole expense and acting through patent counsel or agents of its choice, shall have the sole responsibility and obligation for the preparation, filing, prosecution and maintenance of the Ribomic SELEX Patent Rights in the countries listed on Schedule 3 (the “Required Jurisdictions”). In the event that Ribomic determines not to file or to abandon any of the Ribomic SELEX Patent Rights in any of the Required Jurisdictions, Ribomic shall notify Archemix sufficiently in advance so that Archemix can, without any loss of rights, and Archemix shall have the right to, file, prosecute and maintain such Ribomic SELEX Patent Rights in Ribomic’s name at Archemix’s expense in such Required Jurisdictions.
          5.4.3 Joint Patent Rights. Unless the Parties otherwise agree, each Party, acting through patent counsel or agents of its choice, shall be jointly responsible for the preparation, filing, prosecution and maintenance of all Joint Patent Rights as follows: (a) Ribomic shall be responsible for the preparation, filing, prosecution and maintenance of any such claims that specifically claim any Active Aptamer; (b) Archemix shall be responsible for the preparation, filing, prosecution and maintenance of any such claims that do not specifically claim any Active Aptamer; (c) the Parties shall discuss in good faith whether and how to pursue those claims for which they have primary responsibility under this Section 5.4.3 in separate patent
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

applications; (d) each Party that has responsibility for filing and prosecuting any Patent Rights under this Section 5.4.3 (a “Filing Party”) shall provide the other Party (the “Non-Filing Party”) and its patent counsel with an opportunity to consult with the Filing Party and its patent counsel regarding the filing and contents of any application, amendment, submission or response filed pursuant to this Section 5.4.3; and (e) each Party shall be responsible for all expenses incurred by it for the preparation, filing prosecution and maintenance of any Joint Patent Rights for which it has primary responsibility pursuant to this Section 5.4.3. The Filing Party shall (a) regularly provide the Non-Filing Party with copies of all patent applications filed hereunder for Joint Patent Rights and other material submissions and correspondence with the patent offices, in sufficient time to allow for review and comment by the Non-Filing Party; and (b) provide the Non-Filing Party and its patent counsel with an opportunity to consult with the Filing Party and its patent counsel regarding the filing and contents of any such application, amendment, submission or response, and the advice and suggestions of the Non-Filing Party and its patent counsel shall be taken into consideration in good faith by such Filing Party and its patent counsel in connection with such filing. Each Filing Party shall pursue in good faith all reasonable claims and take such other reasonable actions, as may be requested by the Non-Filing Party in the prosecution of any Joint Patent Rights under this Section 5.4.3; provided, however, if the Filing Party incurs any additional expense as a result of any such request, the Non-Filing Party shall be responsible for the cost and expenses of pursuing any such additional claim or taking such other activities.
     5.5 Infringement.
          5.5.1 Notice. In the event that during the Term either Party becomes aware of any possible infringement of any Licensed Patent Rights, Ribomic SELEX Patent Rights or Joint Patent Rights, including the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act or its equivalent outside the United States for a generic product (each, an “Infringement”), that Party shall promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).
          5.5.2 Infringement of Licensed Patent Rights. Archemix shall have the sole right, but not the obligation, in its sole discretion, at its own expense and with legal counsel of its own choice, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened Infringement of the Licensed Patent Rights.
          5.5.3 Infringement of Ribomic SELEX Patent Rights. Ribomic shall have the first right, but not the obligation, at its own expense and with legal counsel of its own choice, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened Infringement of the Ribomic SELEX Patent Rights. Archemix shall have the right, at its own expense, to be represented in any such action by Ribomic by counsel of Archemix’s own choice; provided, that, under no circumstances shall the foregoing affect the right of Ribomic to control the suit as described in the first sentence of this Section 5.5.3. If Ribomic does not file any action or proceeding against any such Infringement within [***] months (or [***] days in the case of an Infringement resulting from the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act or its equivalent outside the United States) after the later of (i) Ribomic’s notice to Archemix under Section 5.5.1 above, (ii) Archemix’s notice to Ribomic under Section 5.5.1 above or (iii) a written request from Archemix to take action with
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

respect to such Infringement, then Archemix shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against such actual, alleged or threatened infringement, with legal counsel of its own choice. If a Party brings any such action or proceeding hereunder, the other Party agrees to be joined as party plaintiff if necessary to prosecute such action or proceeding, and to give the Party bringing such action or proceeding reasonable assistance and authority to file and prosecute the suit; provided, that, neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any Third Party to confer standing on a Party hereunder. Any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken under this Section 5.5.3, shall belong to [***].
          5.5.4 Infringement of Joint Patent Rights. In the event of an Infringement of a Joint Patent Right, the Parties shall enter into good faith discussions as to whether and how to eliminate the Infringement. Each Party shall bear [***] of the cost of any action, suit or proceeding instituted under this Section 5.5.4 and [***] of all amounts recovered shall be received by each Party; provided, that, if the Parties are unable to determine whether and how to institute an action, suit or proceeding for Infringement of any such Joint Patent Right, either Party shall have the right to prosecute such Infringement, in which event that Party shall bear [***] and be entitled to retain [***]. Each Party shall have the right to be represented by counsel of its own selection in any action, suit or proceeding instituted under this Section 5.5.4 by the other Party. If a Party lacks standing and the other Party has standing to bring any such action, suit or proceeding, then the Party with standing shall bring such suit at the request and expense of the other Party.
6. REPRESENTATIONS AND WARRANTIES
     6.1 Mutual Representations and Warranties. Archemix and Ribomic each represents and warrants to the other, as of the Effective Date, as follows:
          6.1.1 Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.
          6.1.2 Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s certificate of incorporation or bylaws, (b) any agreement, instrument or contractual obligation to which such Party is bound in any material respect, (c) any requirement of any Applicable Laws, or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party.
          6.1.3 Binding Agreement. This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions.
          6.1.4 No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     6.2 Acknowledgment of Ribomic. Ribomic acknowledges that the licenses and rights granted to Ribomic hereunder are subject to certain limitations and restrictions set forth in the Archemix-Gilead License Agreement and agrees that Ribomic shall comply with the terms of the Archemix-Gilead License Agreement that Archemix is subject to thereunder.
     6.3 Additional Representations and Warranties.
          6.3.1 Additional Representations and Warranties of Archemix.
               (a) Authority. Archemix represents and warrants to Ribomic that Archemix Controls the Licensed Patent Rights and has the right to grant the license and Option granted to Ribomic on the terms set forth herein.
               (b) No Litigation. Archemix represents and warrants to Ribomic that, as of the Effective Date and with no further duty to update, to Archemix’s Knowledge, there is no pending litigation against Archemix that seeks to invalidate or oppose any of the patents or patent applications included in the Licensed Patent Rights.
               (c) Archemix-Gilead License Agreement. Archemix represents and warrants to Ribomic that the Archemix-Gilead License Agreement as heretofore delivered by Archemix to Ribomic represents the complete agreement and understanding between Gilead Sciences, Inc. and Archemix relating to the Licensed Patent Rights which are the subject of the Archemix-Gilead License Agreement; the Archemix-Gilead License Agreement has not been modified, supplemented or amended in any manner that would adversely affect the rights granted to Ribomic under this Agreement, other than by amendments thereto provided to Ribomic prior to the Effective Date; and the Archemix-Gilead License Agreement is in full force and effect and Archemix is in compliance in all material respects with its obligations thereunder.
               (d) No Infringement. Archemix represents and warrants to Ribomic that to its Knowledge, there is no litigation pending or threatened that alleges that (i) the practice of the SELEX Process and/or the use of SELEX Technology as contemplated by this Agreement infringes the Patent Rights of any Third Party, (ii) the Licensed Patent Rights are invalid or unenforceable; or (iii) the use of the Licensed Patent Rights as contemplated by this Agreement infringes the Patent Rights of any Third Party.
               (e) No Conflict with Existing Active Targets. Archemix hereby represents and warrants as of the Effective Date that none of the Active Targets listed on the Active Target List on the Effective Date are the subject of an ongoing internal research program being conducted by Archemix as of the Effective Date.
          6.3.2 Additional Representations and Warranties of Ribomic.
               (a) Authority. Ribomic represents and warrants to Archemix that Ribomic has the right to grant the Archemix Target License and the Archemix SELEX License granted to Archemix on the terms set forth herein.
               (b) No Litigation. Ribomic represents and warrants to Archemix that, as of the Effective Date and with no further duty to update (except as otherwise stated), there is no pending litigation against Ribomic or any Affiliate of Ribomic that seeks to invalidate or oppose
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

any of the patents or patent applications included in the Ribomic SELEX Patent Rights.
               (c) No Conflict. Ribomic represents and warrants to Archemix that, as of the Effective Date and with no further duty to update, it is not researching, developing or commercializing Aptamers that bind to a Target other than its research, development and/or commercialization of Aptamers pursuant to this Agreement and the Existing License Agreements.
               (d) IP Rights. Ribomic represents and warrants to Archemix that Ribomic has obtained appropriate written agreements from all individuals involved in the conduct of Research Activities at the Ribomic Facility, which agreements require that all discoveries and inventions conceived or reduced to practice by such individuals in the conduct of the Research Activities shall be promptly disclosed and assigned to Ribomic.
7. INDEMNIFICATION AND INSURANCE
     7.1 Indemnification of Archemix by Ribomic. Ribomic shall indemnify, defend and hold harmless Archemix, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (the “Archemix Indemnitees”), against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon the Archemix Indemnitees, or any one of them, as a direct result of claims, suits, actions or demands by Third Parties (collectively, the “Claims”) arising out of (a) the conduct by it or any Person of the Research Activities or (b) the gross negligence or willful misconduct of Ribomic or any of its Affiliates.
     7.2 Conditions to Indemnification. An Archemix Indemnitee seeking recovery under this Article 7 (the “Indemnified Party”) in respect of a Claim shall give prompt notice of such Claim to the indemnifying party (the “Indemnifying Party”) and provided that the Indemnifying Party is not contesting its obligation under this Article 7, shall permit the Indemnifying Party to control any litigation relating to such Claim and the disposition of such Claim (including without limitation any settlement thereof); provided, that, the Indemnifying Party shall not settle or otherwise resolve such Claim without the prior written consent of such Indemnified Party, which consent shall not be unreasonably withheld, conditioned or delayed, unless such settlement includes a full release of the Indemnified Party, in which case the indemnifying Party may settle or otherwise resolve such Claim without the prior written consent of such Indemnified Party. Each Indemnified Party shall cooperate with the Indemnifying Party in its defense of any such Claim in all reasonable respects and shall have the right to be present in person or through counsel at all legal proceedings with respect to such Claim.
     7.3 Indemnification of Gilead and UTC by Ribomic. If and solely to the extent, legally required by the Archemix-Gilead License Agreement, Ribomic shall indemnify, defend and hold harmless Gilead, its Affiliates and UTC and any of their respective directors, officers, employees and agents (each, a “Gilead Indemnitee”), from and against any losses that are incurred by a Gilead Indemnitee as a result of any Claims, to the extent such Claims arise out of the possession, research, development, storage or transport, by Ribomic or its Affiliates of (a) any Active Aptamers, or (b) any other products, services or activities developed by Ribomic relating to the Licensed Patent Rights, including any Active Aptamers.
     7.4 Warranty Disclaimer. NEITHER PARTY MAKES ANY WARRANTY WITH
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. NEITHER PARTY MAKES ANY WARRANTIES AS TO THE VALIDITY OR ENFORCEABILITY OF THE PATENT RIGHTS LICENSED BY SUCH PARTY TO THE OTHER PARTY.
     7.5 Limited Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, EXCEPT WITH RESPECT TO RIBOMIC’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 7.1 AND/OR 7.3, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR (I) ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOST REVENUES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.
8. TERM AND TERMINATION
     8.1 Term; Expiration. The term of this Agreement (the “Term”) shall commence on the Effective Date and continue, unless earlier terminated as provided herein, until June 10, 2011.
     8.2 Termination.
          8.2.1 Unilateral Right to Terminate. Ribomic shall have the right to terminate this Agreement, for any reason, upon (a) at least ninety (90) days’ prior written notice to Archemix, such notice to state the date following the date of receipt of such notice by Archemix upon which termination is to be effective, (b) the payment by Ribomic of all amounts due to Archemix pursuant to Section 3.1 through January 1, 2010 and (c) the payment by Ribomic of all other amounts due to Archemix through such termination effective date.
          8.2.2 Termination for Challenge. In the event Ribomic, its Affiliates and/or Sublicensees initiates a Challenge or assists a Third Party in initiating a Challenge, Archemix shall have the right to terminate this Agreement, effective immediately upon written notice to Ribomic.
          8.2.3 Termination for Breach. Except as set forth herein, either Party may terminate this Agreement, effective immediately upon written notice to the other Party, for a material breach by the other Party of this Agreement that, if curable, remains uncured for [***] days ([***] days in the event that the breach is a failure of a Party to make any payment required hereunder) after the non-breaching Party first gives written notice to the other Party of such breach and its intent to terminate this Agreement if such breach is not cured.
          8.2.4 Termination for Insolvency. Each Party shall give the other Party reasonable prior notice of the filing with respect to itself of any voluntary petition, and prompt notice of the filing with respect to itself of any involuntary petition, under any bankruptcy laws.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

In the event that either Party: (a) files for protection under bankruptcy laws; (b) makes an assignment of all or substantially all of its assets for the benefit of creditors; (c) appoints or suffers appointment of a receiver or trustee over all or substantially all of its assets; and (d) files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [***] days of the filing thereof (each of (a)-(d), a “Bankruptcy Action”), then the other Party may terminate this Agreement effective immediately upon written notice to such Party. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. Upon filing such protection or petition by Archemix, Archemix shall, without any delay, perform all necessary procedures under any then-applicable laws including, but not limited to, Section 365(n) of the United States Bankruptcy Code, to protect all rights and licenses granted to Ribomic under Section 2.1.1 hereof in order for retaining and defending such rights and license. Notwithstanding any provision contained in this Agreement to the contrary, if any Bankruptcy Action takes place with respect to Archemix, and the trustee in bankruptcy of Archemix, or Archemix as a debtor-in-possession, properly elects to reject this Agreement, Ribomic may, pursuant to Section 365(n) of the Bankruptcy Code, retain and enforce any and all rights hereunder granted to Ribomic to the maximum extent permissible by law. All rights, powers and remedies of Ribomic, as a licensee hereunder, provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, the Bankruptcy Code) in the event of the commencement of a Bankruptcy Action with respect to Archemix. Ribomic, in addition to the rights, powers and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including the Bankruptcy Code) in such event.
     8.3 Consequences of Termination of Agreement. In the event of the termination of this Agreement pursuant to this Article 8, the following provisions shall apply:
          8.3.1 If this Agreement is terminated by Ribomic pursuant to Section 8.2.1 or by Archemix pursuant to Sections 8.2.2, 8.2.3 or 8.2.4:
               (a) all licenses granted by Archemix to Ribomic under this Agreement shall immediately terminate and Archemix shall have no further obligations under Sections 2.1.1 or 2.4;
               (b) all licenses granted by Ribomic to Archemix prior to the termination of this Agreement hereunder shall continue and survive in full force and effect;
               (c) all Active Targets shall be deemed to be Failed Targets; and
               (d) Ribomic shall promptly return all Confidential Information of Archemix; provided, that, Ribomic may retain one (1) copy of Confidential Information of Archemix in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.
          8.3.2 If this Agreement is terminated by Ribomic pursuant to Sections 8.2.3 or 8.2.4, all licenses granted by Archemix to Ribomic shall survive, subject to Ribomic’s continued payment of all installments of the Research License Fee due and payable to Archemix pursuant
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

to Article 4; and Ribomic shall promptly return all Confidential Information of Archemix that is not subject to a continuing license hereunder; provided, that Ribomic may retain one (1) copy of each such Confidential Information of Archemix in it archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.
     8.4 Remedies. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 8 are in addition to any other relief and remedies available to either Party at law.
     8.5 Surviving Provisions. Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Articles 4, 7 and 9 and Sections 5.1, 5.2, 5.3, 5.4 5.5.4, 8.3 and 10.2, as well as any rights or obligations otherwise accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term.
9. DISPUTES
     9.1 Negotiation. The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the Term that relates to either Party’s rights and/or obligations hereunder. In the event of the occurrence of such a dispute, either Party may, by written notice to the other Party, have such dispute referred to their respective senior officials designated below or their successors or designees, for attempted resolution by good faith negotiations within [***] days after such notice is received. Said designated senior officials are as follows:

For Ribomic:	[***]

For Archemix:	[***]
In the event the designated senior officials or their successors or designees are not able to resolve such dispute within the [***] day period, either Party may invoke the provisions of Section 9.2.
     9.2 Arbitration; Litigation.
          9.2.1 Arbitration. Subject to Section 9.2.2 below, any dispute, controversy or claim initiated by either Party arising out of, resulting from or relating to this Agreement or the performance by either Party of its obligations under this Agreement (excluding actions under Article 8 and bona fide Third Party actions or proceedings filed or instituted in an action or proceeding by a Third Party against a Party) (a “Dispute”), whether before or after termination of this Agreement, shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. Any such arbitration shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association (the “AAA”) by a panel of three arbitrators appointed in accordance with such rules. Any such arbitration shall be held in Boston, Massachusetts if such arbitration is demanded by Ribomic and in Honolulu, Hawaii if such arbitration is demanded by Archemix. The method and manner of discovery in any such arbitration proceeding shall be governed by the laws of the New York. The arbitrator shall have the authority to grant injunctions and/or specific performance and to allocate between the Parties the costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations. Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party, pending the selection of the arbitrator hereunder or pending the arbitrators’ determination of any dispute, controversy or claim hereunder.
          9.2.2 Litigation; Venue; Jurisdiction. Each of the Parties hereto hereby (a) irrevocably and unconditionally agrees that any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement that is not a Dispute, whether in tort or contract or at law or in equity, shall be brought by such Party exclusively in the state and federal courts of the State of New York (the “Chosen Courts”); (b) irrevocably submits to the exclusive jurisdiction of the Chosen Courts; (c) waives any objection to laying of venue in any such action or proceeding in the Chosen Courts; (d) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party hereto; (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with this Agreement; and (f) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Applicable Laws or at equity.
10. MISCELLANEOUS
     10.1 Notification. All notices, requests and other communications hereunder shall be in writing, shall be addressed to the receiving Party’s address set forth below or to such other address as a Party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) made by facsimile transmission, (c) sent by private courier service providing evidence of receipt or (d) sent by registered or certified mail, return receipt requested, postage prepaid. The addresses and other contact information for the parties are as follows:

If to Ribomic:	If to Archemix:

Ribomic, Inc.	Archemix Corp.
Shirokanedai Usui Building	300 Third Street
3-16-13 Shirokanedai	Cambridge, MA 02142
Minato-ku	Tel: (617) 621-7700
Tokyo 108-0071	Fax: (617) 621-9300
Japan	Attention: Chief Executive Officer
Tel: (03) 3440-3303	Attention: Legal Department
Fax: (03) 3440-3729
Attention: President
Attention: Legal Department
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

With a copy to:

Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02110
Tel: (617) 542-6000
Fax: (617) 542-2241
Attn: John J. Cheney, Esq.
     All notices, requests and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving Party at the address of such Party set forth above, (ii) if made by facsimile transmission, at the time that confirmation of receipt thereof has been received by the Party delivering such notice, (iii) if sent by an internationally recognized courier service which provides a delivery receipt on the day of actual receipt by the recipient, or (iv) if sent by registered or certified mail, on the seventh (7th) business day following the day such mailing is made.
     10.2 Governing Law. This Agreement will be construed, interpreted and applied in accordance with the laws of the State of New York (excluding its body of law controlling conflicts of law).
     10.3 English Language. All data, results and information that is in a language other than English and that is provided by either Party to the other Party and/or to the RC under this Agreement shall be provided both in its original format, without translation, and in an English translation within ten (10) business days (which translation shall be made at the providing Party’s sole cost and expense).
     10.4 Limitations. Except as expressly set forth in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.
     10.5 Entire Agreement. This Agreement is the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior representations, understandings and agreements between the Parties with respect to the subject matter hereof. No modification or amendment shall be effective unless in writing with specific reference to this Agreement and signed by the Parties.
     10.6 Waiver. The terms or conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.
     10.7 Headings. Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.
     10.8 Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred, in whole or part, by either Party without the prior
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

express written consent of the other; provided, that, either Party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder to its Affiliates or in connection with the transfer or sale of all or substantially all of such Party’s assets or business to which this Agreement relates or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 10.8 shall be void. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties.
     10.9 Force Majeure. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.
     10.10 Construction. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.
     10.11 Severability. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the Term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby; provided, that, a Party’s rights under this Agreement are not materially affected. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.
     10.12 Status. Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee or joint venture relationship between the Parties.
     10.13 Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
     10.14 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Remainder of page intentionally left blank.]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representative in two (2) originals.

RIBOMIC, INC.		ARCHEMIX CORP.

By:	/s/ Michi Nishiyawa	By:	/s/ John A. Harre

Name:	Michi Nishiyawa	Name:	John A. Harre

Title:	President and CEO	Title:	Vice President I.P. and Legal Affairs

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 1
Active Target List
     [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 1-1

Schedule 2
Replacement Target List
        .
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 2-1

Schedule 3
Required Jurisdiction
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-1

Exhibit A (dated May 19, 2008)
Licensed Patent Rights

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-1

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-2

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-3

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-4

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-5

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-6

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-7

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-8

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-9

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-10

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-11

Archemix Ref. No.	Status	Appl. Number	Country	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-12

Archemix Ref. No.	Status	Appl. Number	Country	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-13

Archemix Ref. No.	Status	Appl. Number	Country	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-14

Archemix Ref. No.	Status	Appl. Number	Country	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-15

Exhibit B
Form of Exclusive License Agreement
FORM OF EXCLUSIVE LICENSE AGREEMENT
     This Exclusive License Agreement (this “Agreement”) is made effective as of ___ ___, 2008 (the “Effective Date”), by and between Archemix Corp, a Delaware corporation with offices at 300 Third Street, Cambridge, MA 02142 (“Archemix”), and Ribomic, Inc., a corporation organized under the laws of Japan with offices at Shirokanedai Usui Building, 3-16-13 Shirokanedai Usui Building, Shirokanedai, Minato-ku, Tokyo 108-0071 Japan (“Ribomic”). Archemix and Ribomic are each sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”
     WHEREAS, the Parties entered into a Research License and Option Agreement dated as of May ___, 2008 (the “License and Option Agreement”) pursuant to which Archemix granted Ribomic a non-exclusive license to conduct research activities with respect to certain Active Targets (as defined in the License and Option Agreement) and an Option (as defined in the License and Option Agreement) to obtain an exclusive license under Licensed Patent Rights Controlled by Archemix to develop and commercialize Aptamers against such Active Targets; and
     WHEREAS, Ribomic has exercised an Option pursuant to the License and Option Agreement with respect to an Active Target; and
     WHEREAS, pursuant to the terms of the License and Option Agreement, the Parties have agreed, upon exercise by Ribomic of such Option, to enter into this Agreement pursuant to which Archemix will grant to Ribomic an exclusive license under such Licensed Patent Rights to develop and commercialize Aptamers against such specified Active Target.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:
11. DEFINITIONS
     Whenever used in the Agreement with an initial capital letter, the terms defined in this Article 1 shall have the meanings specified.
     11.1 “Acceptance”means (a) with respect to the United States, [***] days from the date an NDA is received by the FDA if no refuse-to-file order is issued by the FDA or, to the extent issued, such later date on which the deficiencies referred in such refuse-to-file notice are corrected or the NDA is otherwise deemed “filed” by the FDA; and (b) with respect to an E5 Country or Japan, the equivalent of the above or any other action or non-action that allows a party to proceed with a product launch.
     11.2 “Active Aptamer” means any Aptamer that binds to a Licensed Target and any Aptamer(s) Derived therefrom that binds to such Licensed Target.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-1

     11.3 “Adverse Event” means any untoward, undesired or unplanned medical occurrence in a human clinical trial subject or patient, which occurrence has a temporal relationship to administration of a Licensed Product, whether or not considered related to the Licensed Product, including, without limitation, any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease that may be associated with the use of such Licensed Product.
     11.4 “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls or is controlled by or is under common control with, such Person. For purposes of this definition, “control” means (a) ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, (b) status as a general partner in any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors of a corporation or equivalent governing body of an entity other than a corporation.
     11.5 “Annual Net Sales” means, with respect to any Calendar Year, the aggregate amount of the Net Sales for such Calendar Year.
     11.6 “Applicable Laws” means federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidance, guidelines or requirements of regulatory authorities, national securities exchanges or securities listing organizations, that may be in effect from time to time during the Term and are applicable to a particular activity hereunder.
     11.7 “Applicable Sublicense Income Rate”means (a) with respect to any Early Stage Sublicense Agreement, [***] percent ([***]%) and (b) with respect to any Late Stage Sublicense Agreement, [***] percent ([***]%).
     11.8 “Aptamer” means (a) any naturally or non-naturally occurring oligonucleotide identified through the SELEX Process that binds with high specificity and affinity to a Licensed Target, and (b) any oligonucleotide Derived from an oligonucleotide of clause (a) that has such high specificity and affinity to such Licensed Target, but excluding Spiegelmers.
     1.1 “Aptamer-Antidote Combination Product” means a product consisting of the combination of (a) an aptamer that modulates fibrin deposition, platelet adhesion, or platelet aggregation and (b) a paired oligonucleotide antidote that reverses the functional activity of such aptamer.
     11.9 “Archemix-Gilead License Agreement” means the License Agreement between Gilead Sciences, Inc. and Archemix dated October 21, 2001, as amended.
     11.10 “Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31.
     11.11 “Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the year in which the Effective Date falls and thereafter each successive period of twelve (12) months commencing on January 1 and ending on December 31.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-2

     11.12 “Challenge” means any challenge to the validity or enforceability of any Licensed Patent Right in the absence of a breach of this Agreement including, without limitation, by (a) filing a declaratory judgment action in which any Licensed Patent Right is alleged to be invalid or unenforceable; (b) citing prior art pursuant to [***], filing a request for re-examination of any Licensed Patent Right pursuant to [***] or provoking or becoming party to an interference with an application for any Licensed Patent Right pursuant to [***]; or (c) filing or commencing any reexamination, opposition, cancellation, nullity or similar proceedings against any Licensed Patent Right in any country.
     11.13 “Commercially Reasonable Efforts” means, with respect to activities of Ribomic under this Agreement, the efforts and resources customarily used by similarly sized biotechnology companies in the performance of such activities for other products owned by such companies which are of similar market potential and at a similar stage of development, taking into account the competitiveness of the market place, the regulatory structure involved and other relevant and material factors.
     11.14 “Commercialization Regulatory Approval” means, with respect to any Licensed Product, the Regulatory Approval required by Applicable Laws to sell such Licensed Product for use in the Field in a country or region in the Territory. “Commercialization Regulatory Approval” shall include, without limitation, the approval of any Drug Approval Application. For purposes of clarity, “Commercialization Regulatory Approval” in the United States shall mean final approval of an NDA for the first Indication in the United States, “Commercialization Regulatory Approval” in the European Union shall mean marketing authorization for the applicable Licensed Product pursuant to Council Directive 2001/83/EC, as amended, or Council Regulation 2309/93/EEC, as amended and “Commercialization Regulatory Approval” in Japan shall mean final approval of an application submitted to the Ministry of Health, Labor and Welfare and the publication of a New Drug Approval Information Package permitting marketing of the applicable Licensed Product in Japan, as any of the foregoing may be amended from time to time.
     11.15 “Commercialization Regulatory Filing”means, with respect to any Licensed Product, the filing required to obtain Commercialization Regulatory Approval for use in the Field in a country or region in the Territory.
     11.16 “Completion” means, with respect to a clinical trial, the closing of the database with respect to the applicable clinical trial.
     11.17 “Confidential Information” means all information and Technology disclosed or provided by, or on behalf of a Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) or to any of the Receiving Party’s employees, consultants, Affiliates or sublicensees (“Representatives”) pursuant to or in connection with this Agreement; provided, that, none of the foregoing shall be Confidential Information if: (a) as of the date of disclosure, it is known to the Receiving Party or its Representatives, as demonstrated by credible written documentation, other than by virtue of a prior confidential disclosure to such Receiving Party; (b) as of the date of disclosure it is in the public domain or it subsequently enters the public domain other than through a breach by the Receiving Party or its Representatives of a contractual obligation; (c) it
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-3

is obtained by the Receiving Party from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the Disclosing Party or its Representatives; or (d) it is independently developed by or for the Receiving Party or its Representatives without reference to or use of any Confidential Information of the Disclosing Party or its Representatives as demonstrated by credible written documentation. For purposes of clarity, unless excluded from Confidential Information pursuant to the provisos of the preceding sentence, any scientific, technical or financial information Controlled by a Disclosing Party and disclosed at any meeting of the Parties or disclosed through an audit report shall constitute Confidential Information of the Disclosing Party.
     11.18 “Control” or “Controlled” means with respect to Technology or Patent Rights, the possession by a Party of the right to grant a license or sublicense to such Technology or Patent Rights as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any Third Party and without violating any Applicable Laws.
     11.19 “Defined Territory” means, collectively, the United States, any E5 Country and Japan.
     11.20 “Derived” means identified, developed, created, synthesized, designed, resulting or generated from, conjugated to, or complexed with (whether directly or indirectly or in whole or in part).
     11.21 “Development” and “Develop” means, with respect to any Licensed Product, all activities with respect to such Licensed Product relating to the development in connection with seeking, obtaining and/or maintaining Commercialization Regulatory Approval for such Licensed Product in the Field in the Territory, including, without limitation, all pre-clinical research and development activities, all human clinical studies, all activities relating to developing the ability to manufacture any Licensed Product or any component thereof (including, without limitation, process development work), and all other activities relating to seeking, obtaining and/or maintaining any Regulatory Approvals from the FDA and/or any Foreign Regulatory Authority.
     11.22 “Diagnosis” means (a) the determination or monitoring of (i) the presence or absence of a disease, (ii) the stage, progression or severity of a disease or (iii) the effect on a disease of a particular treatment; and/or (b) the selection of patients for a particular treatment with respect to a disease.
     11.23 “Diagnostic Product” means, collectively, In Vitro Diagnostic Agents, In Vivo Diagnostic Agents and any aptamer product used for Diagnosis.
     11.24 “Early Stage Sublicense Agreement”means any Sublicense Agreement involving a Licensed Product that is executed before Initiation of a [***] Clinical Trial with respect to such Licensed Products.
     11.25 “E5 Country” means each of the United Kingdom, Germany, France, Italy and Spain.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-4

     11.26 “Existing License Agreements”means, collectively, (a) the Non-Exclusive IgG Antibody Purification License Agreement dated as of October 31, 2006, by and between Ribomic and Archemix; (b) the Exclusive License Agreement by and between Ribomic and Archemix dated as of December 10, 2007; (c) the Research License and Option Agreement by and between Ribomic and Archemix dated as of May ___, 2008; and (d) any license agreement other than this Agreement entered into by and between Archemix and Ribomic pursuant to the License and Option Agreement.
     11.27 “FDA” means the United States Food and Drug Administration and any successor agency or authority thereto.
     11.28 “Field” means the control, prevention, treatment, cure or delay of onset or progression of any Indication in animals and humans, but excluding, without limitation, Diagnostic Products, In Vivo Imaging Applications and all non-therapeutic uses.
     11.29 “First Commercial Sale” means, on a country-by-country basis, the date of the first arm’s length transaction, transfer or disposition for value to a Third Party of a Licensed Product by or on behalf of, Ribomic, its Affiliate(s) or Sublicensee(s) in such country after obtaining the Commercialization Regulatory Approval for the Licensed Product. For purposes of clarity, the use of any Licensed Product in clinical trials, pre-clinical studies or other research or development activities or the disposal or transfer of a Licensed Product for a bona fide charitable purpose or for purposes of a commercially reasonable sampling program shall not be deemed to be an arm’s length transaction, transfer or disposition for value for purposes of this definition.
     11.30 “Full Royalty Net Sales”means Net Sales in any country in which the Full Royalty Term has not expired.
     11.31 “Full Royalty Term”means, with respect to each Licensed Product in each country in the Territory, the period beginning on the date of First Commercial Sale of such Licensed Product in such country and ending on the expiration of the last to expire Valid Claim of the Licensed Patent Rights that covers the discovery, research, manufacture, use, delivery, import, offer for sale or sale of such Licensed Product in such country.
     11.32 “IND” means an investigational new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed or to be filed with the FDA with regard to any Licensed Product and any counterpart of an investigational new drug application that is required in any other country or region in the Territory before beginning clinical testing of a Licensed Product in humans in such country or region.
     11.33 “Indication” means any indication, disease, disorder or condition in the Field, which can be treated, controlled, prevented, cured or the onset or progression of which can be delayed.
     11.34 “Initiation” means, with respect to a human clinical trial, the first date that a subject or patient is dosed in such clinical trial.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-5

     11.35 “In Vitro Diagnostic Agent” means any product that uses the SELEX Process or one or more Aptamers in the assay, testing or determination, outside of a living organism, of a substance in a test material. In Vitro Diagnostics shall include, among other things, the use of the SELEX Process or Aptamers in the assay, testing or determination: (a) outside of a living organism, (i) of a human substance in a test material, often to identify or follow the progression of a disease or disorder or to select a patient for treatment; (ii) of a plant substance, animal substance or other substance in a test material, often to identify or follow the progression of a disease, process or disorder in a human or non-human organism; and (iii) of environmental substances (as in water quality testing); (b) of a substance on a test material such as cells (as in FACS analysis or other measurements of pathogens within biological samples); and (c) any other in vitro diagnostic use of the SELEX Process or Aptamers in drug development processes, including target identification, pre-clinical and clinical testing, and the following more specific examples of uses of Aptamer technology: (i) to observe, through protein profiling, protein levels moving up or down in diseases or models of diseases, and to evaluate whether such proteins are sensible targets for the development of therapeutic agents; (ii) to observe coordinated expression of protein pathways in a variety of biological states in various systems; (iii) to study protein or metabolite levels during pre-clinical drug candidate evaluation in response to putative therapeutic agents during clinical trials (e.g., as markers of efficacy or response); and (iv) to study human protein or metabolite levels in response to putative therapeutic agents during clinical trials (e.g., as markers of efficacy or response). Notwithstanding the above, In Vitro Diagnostics shall exclude any of the above-described uses in this Section 1.34(c) conducted in the Development of Active Aptamers under this Agreement.
     11.36 “In Vivo Diagnostic Agent” means any product containing one or more aptamers that is used for any human in vivo diagnostic purpose related to (inter alia) the identification, quantification or monitoring of the propensity toward, or actual existence of, any disease state.
     11.37 “Joint Patent Rights” means Patent Rights that contain one or more claims that cover Joint Technology.
     11.38 “Joint Technology” means any Technology (including, without limitation, any new and useful process, method of manufacture or composition of matter) that is jointly conceived or first reduced to practice (actively or constructively) by employees of or consultants to Ribomic and employees of or consultants to Archemix at any meeting of the DC.
     11.39 “Knowledge” means, with respect to Archemix, the actual knowledge of the chief executive officer, any vice president or the chief legal officer of Archemix.
     11.40 “Late Stage Sublicense Agreement”means any Sublicense Agreement involving a Licensed Product that is executed on or after the [***] of a [***] Clinical Trial with respect to such Licensed Product.
     11.41 “Licensed Patent Rights” means all Patent Rights Controlled by Archemix or any of its Affiliates and listed on Exhibit A attached hereto to the extent that they are (a) issued patents as of the Effective Date or (b) pending patent applications as of the Effective Date that will expire on or before September 23, 2014 as well as any patent issuing on said pending patent
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-6

applications and, in any case, are necessary for Ribomic to practice the licenses granted to it hereunder. It is understood that any pending patent applications listed on Exhibit A that will expire after September 23, 2014 as well as any patent issuing thereon shall become part of the Licensed Patent Rights by mutual agreement of the Parties.
     11.42 “Licensed Product” means any pharmaceutical product containing, incorporating, comprised of, identified through the material use of or Derived from, in whole or in part, any Active Aptamer.
     11.43 “Licensed Target” means the Licensed Target described on Schedule 1 attached hereto.
     11.44 “Major Market Country”means each of the United States, the United Kingdom, Germany, Spain, France, Italy, Canada and Japan.
     11.45 “Net Sales” means the gross amount billed or invoiced by Ribomic or any of its Affiliates or Sublicensees to Third Parties throughout the Territory for sales or other dispositions or transfers for value of Licensed Products less (i) allowances for normal and customary trade, quantity and cash discounts actually allowed and taken, and inventory management fees paid to wholesalers and distributors; (ii) transportation, insurance and postage charges, if paid by Ribomic or any Affiliate or Sublicensee and included on any such Person’s bill or invoice as a separate item; (iii) credits, chargebacks, retroactive price reductions, rebates and returns, to the extent actually allowed; (iv) negotiated payments made to private sector and government Third Party payors (e.g., PBMs, HMOs and PPOs) and purchasers/providers (e.g., staff model HMOs, hospitals and clinics), regardless of the payment mechanism, including, without limitation, off-invoice, rebate, chargeback and credit mechanisms, including, without limitation, with respect to any Net Sales in Japan, any sales-based contribution for “Drug Induced Suffering” and any sales-based contribution for “Contribution for Measure for Drug Safety,” in each case as required by Applicable Laws or any regulatory authority, in the amount determined by and payable to the Pharmaceuticals and Medical Devices Agency (so-called “KIKO”); (v) discounts paid under discount prescription drug programs and reductions for coupon and voucher programs; and (vi) any tax, tariff, customs duty, excise or other duty or other governmental charge (other than a tax on income) levied on the sale, transportation or delivery of Licensed Product and actually paid by Ribomic or any of its Affiliates or Sublicensees. In addition, Net Sales are subject to the following:
          (a) If Ribomic or any of its Affiliates or Sublicensees effects a sale, disposition or transfer of a Licensed Product to a customer in a particular country as part of a package of Licensed Products and services (but not in a Combination Product), the Net Sales of such Licensed Product to such customer shall be deemed to be “the fair market value” of such Licensed Product less applicable discounts pursuant to this definition of Net Sales. For purposes of this subsection (a), “fair market value” shall mean the fraction (A/A+B), where A equals the value that would have been derived had such Licensed Product been sold as a separate Licensed Product to another customer in the country concerned on customary commercial terms, during the applicable Calendar Quarter in the country concerned, and B equals the aggregate value that would have been derived had the other components of such package been sold as separate products to another customer in the country concerned on customary commercial terms, during
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-7

the applicable Calendar Quarter in the country concerned.
          (b) In the case of pharmacy incentive programs, hospital performance incentive program chargebacks, disease management programs, similar programs or discounts on “bundles” of Licensed Products, all discounts and the like shall be allocated among Licensed Products on the basis of which such discounts and the like were actually granted or, if such basis cannot be determined, in proportion to the respective list prices of such Licensed Products.
          (c) For clarity, use of any Licensed Product in clinical trials, pre-clinical studies or other research or development activities or disposal or transfer of Licensed Products for a bona fide charitable purpose or purposes of a commercially reasonable sampling program shall not give rise to any Net Sales.
          (d) Sales or transfers of Licensed Product among Ribomic, its Affiliates and Sublicensees for the purpose of subsequent resale to Third Parties shall not be included in Net Sales; with respect to such sales or transfers, the gross amounts billed or invoiced in connection with the subsequent resale to Third Parties will be included in the calculation of Net Sales.
          In the event that a Licensed Product under this Agreement is sold in combination (“Combination Product”) with another ingredient or component having independent, supplementary or enabling therapeutic effect (e.g., as a catalyst or adjuvant) or diagnostic utility or that has independent function as a medical device or means of administration (a “Supplemental Component”), then “Net Sales,” for purposes of determining royalty payments on the Combination Product, shall be calculated using one of the following methods:
          (y) By multiplying the Net Sales of the Combination Product (calculated prior to the application of this formula) by the fraction C/C+D, where C is the average gross selling price, during the applicable Calendar Quarter in the country concerned, of the Licensed Product when sold separately, and D is the average gross selling price, during the applicable Calendar Quarter in the country concerned, of the Supplemental Component(s) when sold separately; or
          (z) In the event that no such separate sales are made of the Licensed Product or any of the Supplemental Components in such Combination Product during the applicable Calendar Quarter in the country concerned, Net Sales, for the purposes of determining royalty payments, shall be calculated using the above formula where C is the reasonably estimated commercial value of the Licensed Product sold separately, during the applicable Calendar Quarter in the country concerned, and D is the reasonably estimated commercial value of the Supplemental Components sold separately, during the applicable Calendar Quarter in the country concerned. Any such estimates shall be determined using criteria to be mutually agreed upon by the Parties. Such estimates shall be reported to Archemix in the reports to be provided pursuant to Section 4.5.1 hereof. If the Parties are unable to agree on the criteria for determining such estimates, either Party may submit such dispute for resolution pursuant to the provisions of Section 10.2.2.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-8

     11.46 “Non-Royalty Term” means, with respect to each Licensed Product that has been sublicensed under a Sublicense Agreement, the period commencing on the Effective Date and continuing on a Licensed Product-by-Licensed Product and country-by-country basis until the date on which no further payments of Sublicense Income are received by Ribomic.
     11.47 “Partial Royalty Net Sales”means Net Sales in any country in which the Full Royalty Term has expired but the Partial Royalty Term has not expired.
     11.48 “Partial Royalty Term”means, with respect to each Licensed Product in each country in the Territory, the period commencing on the day after the last day of the Full Royalty Term for such Licensed Product in such country and expiring ten (10) years from the date of the First Commercial Sale of such Licensed Product in such country.
     11.49 “Patent Rights” means all rights and interests in and to issued patents and pending patent applications including, without limitation, non-provisional patent applications, and all divisions, continuations and continuations-in-part thereof, patents issuing on any of the foregoing, all reissues, reexaminations, renewals and extensions thereof, and supplementary protection certificates therefor, as well as any certificates of invention or applications therefor, and all foreign equivalents of any of the foregoing.
     11.50 “Permitted Archemix Activitiesx”means (a) with respect to any Licensed Target, any screening activities conducted by Archemix with respect to such Licensed Target for itself and/or for any Third Party for the purpose of identifying aptamers that bind to a Target other than a Licensed Target; and (b) any grant by Archemix to any Third Party of rights to discover, develop and/or commercialize aptamers that bind to Targets (including the Licensed Target) outside of the Field.
     11.51 “Permitted Ribomic Activities”means, on a country-by-country and Valid Claim-by-Valid Claim basis, any activity conducted by Ribomic or any of its Affiliates or Sublicensees (a) involving the discovery, research, development and commercialization of therapeutic aptamers in a country for use in the Field against any Target other than the Licensed Target at any time on and after the expiration of the last to expire applicable Valid Claim of the Licensed Patent Rights in such country or (b) pursuant to the terms of the Existing License Agreements, for so long as the Existing License Agreements continue in full force and effect.
     11.52 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.
     11.53 “Phase I Clinical Trial” means a clinical trial conducted in healthy humans, which clinical trial is designed to initially explore the safety, drug-drug interactions and/or pharmacokinetics of an investigational drug given its intended use, and to support continued testing of such drug in Phase II Clinical Trials.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-9

     11.54 “Phase II Clinical Trial” means a clinical trial conducted in patients with a particular disease or condition, which clinical trial is designed to establish the safety, appropriate dosage and pharmacological activity of an investigational drug given its intended use, and to initially explore its efficacy for such disease or condition.
     11.55 “Phase IIa Clinical Trial”means, as to a particular Licensed Product, the portion of a Phase II Clinical Trial which contains a sufficient number of subjects to generate sufficient data (if successful) to commence a Phase IIb or a Phase III Clinical Trial of such Licensed Product or otherwise satisfies the proof of concept applicable to such Licensed Product.
     11.56 “Phase IIb Clinical Trial”means, as to a particular Licensed Product, the portion of a Phase II Clinical Trial which contains a sufficient number of subjects to generate sufficient data (if successful) to commence a Phase III Clinical Trial of such Licensed Product or act as a basis for obtaining Commercialization Regulatory Approval of such Licensed Product.
     11.57 “Phase III Clinical Trial” means a pivotal clinical trial conducted in patients with a particular disease or condition, which clinical trial is designed to ascertain efficacy and safety of an investigational drug for its intended use and to define warnings, precautions and Adverse Events that are associated with the investigational drug in the dosage range intended to be prescribed, with the purpose of preparing and submitting applications for Regulatory Approval or label expansion to the FDA in the United States or pertinent Foreign Regulatory Authority in a country outside the United States.
     11.58 “Radio Therapeutics” means any product for human therapeutic use that contains one or more Aptamers that targets specifically any diseased tissue, cells or disease-specific molecules or any tissue or cells which are affected by a disease or located in the close neighborhood of a disease process and is linked to or incorporates (a) radionucleotides or (b) any structure or elements which develop therapeutic effects similar to the effect of linking or incorporating radionucleotides after submission of any kind of radiation.
     11.59 “Regulatory Approval” means any and all approvals (including pricing and reimbursement approvals), product and establishment licenses, registrations or authorizations of any kind of the FDA or any foreign regulatory authority necessary for the development, pre-clinical and/or human clinical testing, manufacture, quality testing, supply, use, storage, importation, export, transport, marketing and sale of a Licensed Product (or any component thereof) for use in the Field in any country or other jurisdiction in the Territory.
     11.60 Ribomic SELEX Patent Rights” means any Patent Rights that contain one or more claims that cover Ribomic SELEX Technology. For purposes of clarity, the Ribomic SELEX Patent Rights, as of the Effective Date, include without limitation the Patent Rights listed on Exhibit B attached hereto.
     11.61 Ribomic SELEX Technology” means any Technology that is Controlled by Ribomic as of the Effective Date or during the Term relating to or constituting aptamer compositions or that is useful for the identification, generation, modification, optimization, stabilization or use of aptamers.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-10

     11.62 “ROFR Period”means the period commencing on the [***] and continuing until the date of [***] by Ribomic of a Sublicense Agreement involving any Licensed Product and containing Minimum Acceptable Financial Terms.
     11.63 “Royalty Term”means, with respect to each Licensed Product in each country in the Territory, the period beginning on the first day of the Full Royalty Term for such Licensed Product in such country and ending on the last day of the Partial Royalty Term for such Licensed Product in such country.
     11.64 “SELEX Portfolio” means those Patent Rights licensed by Gilead to Archemix pursuant to the Archemix-Gilead License Agreement.
     11.65 “SELEX Process” means any process used for the identification or generation of a nucleic acid that binds to a Target by means other than Watson-Crick base-pairing including, without limitation, those that are covered by the claims in (a) the SELEX Portfolio, including, without limitation, U.S. Patent Nos. [***] or [***], (b) any other Patent Rights Controlled by Archemix or (c) any continuation, divisional, continuation-in-part, substitution, renewal, reissue, re-examination or extension, or any foreign equivalent, of any of the foregoing Patent Rights.
     11.66 “SELEX Technology” means (a) oligonucleotides that bind to the Licensed Target by means other than Watson-Crick base-pairing that consist of or incorporate structural elements that are generally applicable to such oligonucleotides independent of the Licensed Target (e.g., a novel nucleoside, bond or linkage or combination(s) thereof, for example, deoxypurine and 2’O-methyl substituted prymidine compositions) as used in such oligonucleotides, and (b) any process for modifying, optimizing and/or stabilizing oligonucleotides that bind to the Licensed Target by means other than Watson-Crick base-pairing that is generally applicable to such oligonucleotides independent of the Licensed Target wherein such modification, optimization or stabilization includes, without limitation, minimization, truncation, conjugation, pegylation, complexation, substitution, deletion and/or incorporation of modified nucleotides; provided, however, that SELEX Technology does not include Active Aptamers.
     11.67 “Spiegelmer” means an oligonucleotide consisting of at least [***] percent ([***]%) [***], including any structural variations and modifications, derivatives, homologs, analogs and/or mimetics to the [***] components (other than [***]), identified through the use of the SELEX Process.
     11.68 “Sublicense Agreement”means any agreement between Ribomic and a Sublicensee.
     11.69 “Sublicensee” means any Third Party to which Ribomic grants a sublicense of some or all of the rights granted to Ribomic under this Agreement.
     11.70 “Sublicense Income”means [***] consideration and payments (including all upfront payments, milestone payments, and license or maintenance payments) received by Ribomic from any Sublicensees excluding (a) payments [***] a Sublicensee which are required
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-11

to be used to [***] or [***] to be [***] by such Party [***] to a [***] for [***] which has been agreed to with the Sublicensee to the extent that the payments made for such research do not exceed the then Fair Market Value thereof, (b) payments [***] of the [***] of Ribomic to the extent that the [***] for [***] does not [***] the then [***] thereof and (c) [***] by such Sublicensee made to Ribomic pursuant to the terms of the applicable sublicense agreement. Notwithstanding the foregoing, if a Sublicensee purchases equity of Ribomic and the purchase price of such equity exceeds [***]% of the Fair Market Value of such equity or if payments to fund research and development activities exceed the Fair Market Value of such activities (such excess being referred to as the “Premium”), then such Premium shall be included as Sublicense Income. For purposes of Section 1.71(b), the “Fair Market Value” of Ribomic’s shares on the date of sale shall be determined as follows: (i) if such shares are publicly traded on a recognized securities exchange or over the counter market, the fair market value of such shares shall be the closing price of such shares reported on the applicable date of sale; (ii) if such shares are not publicly traded on a recognized securities exchange or over the counter market, the Fair Market Value shall be the price per share of such shares paid on the date of sale or within [***] months prior to the date of sale by a third party having no interest in Ribomic other than as a result of having purchased such shares; and (iii) if neither (i) or (ii) are applicable, the Fair Market Value shall be the price per share that a willing buyer would pay to a willing seller in an arm’s length transaction. If the Parties are unable to agree on Fair Market Value under clause (iii), the matter will be resolved in accordance with Section 10.2.2. For purposes of Section 1.71(a), the term “Fair Market Value” with respect to research and development funding shall mean the reasonable value of the applicable research and development activities based on full-time equivalent or other cost-accounting methodologies that are consistent with the approved budget and then-applicable current industry practices.
     11.71 “Target” means a protein, cytokine, enzyme, receptor, transducer, transcription factor, antigen or any other non-nucleic acid molecule.
     11.72 “Technology” means, collectively, inventions, discoveries, improvements, trade secrets and proprietary methods, whether or not patentable, including, without limitation: (a) methods of production or use of, and structural and functional information pertaining to, chemical compounds and (b) compositions of matter, data, formulations, processes, techniques, know-how and results (including any negative results).
     11.73 “Territory” means all countries and jurisdictions of the world.
     11.74 “Third Party” means any person or entity other than Ribomic, Archemix and their respective Affiliates.
     11.75 “ULEHI” means University License Equity Holdings, Inc., formerly known as UTC.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-12

     11.76 “URC License Agreement” means the Restated Assignment and License Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead Sciences, Inc. as successor in interest to NeXstar Pharmaceuticals, Inc.
     11.77 “UTC” means University Technology Corporation, the successor in interest to the University Research Corporation.
     11.78 “Valid Claim” means any claim of a pending patent application or an issued, unexpired patent covered under the Licensed Patent Rights which, but for the license granted by Archemix hereunder, would be infringed by the discovery, research, manufacture, use, delivery, import, offer for sale or sale of a Licensed Product or any component thereof, to the extent that such application or patent (a) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, (b) has not been permanently revoked, held invalid or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (c) has not been rendered unenforceable through disclaimer or otherwise, or (d) is not lost through an interference proceeding.
     Additional Definitions. In addition, each of the following definitions shall have the respective meanings set forth in the section of this Agreement indicated below:

Definition	Section
AAA	10.2.1
Agreement	Recitals
Archemix	Recitals
Archemix License	2.1.2(a)
Archemix Indemnitees	8.1
Bankruptcy Action	9.2.4
Claims	8.1
Chosen Courts	10.2.3
Combination Product	1.45(d)
DC (Diligence Committee)	3.3
Disclosing Party	1.17
Dispute	10.2.1
Early Stage-Sublicensed Product	4.2.2(a)
Effective Date	Recitals
Expert	10.2.2(a)
Filing Party	6.4.3
Gilead Indemnitee	8.3
Indemnified Party	8.2
Indemnifying Party	8.2
Infringement	6.5.1
Infringement Notice	6.5.1
Late Stage-Sublicensed Product	4.2.3
License and Option Agreement	Recitals
Minimum Acceptable Financial Terms	3.5
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-13

Definition	Section
Non-Filing Party	6.4.3
Oncology Option	3.6
Oncology Option Notice	3.6
Oncology Option Termination Date	3.6
Party	Recitals
Parties	Recitals
Receiving Party	1.17
Required Jurisdictions	6.4.2
Ribomic	Recitals
Ribomic Patent Rights	6.2
ROFR Notice	3.5
ROFR Response	3.5
Specific Diligence Obligations	3.1.2(b)
Sublicense Income Payments	4.4.1
Supplemental Component	1.45(d)
Term	9.1
Third Party Negotiation Period	3.5
Third Party Non-Spiegelmer Product	4.3.4(a)
Third Party Spiegelmer Product	4.3.4(b)
12. GRANT OF RIGHTS
     12.1 Licenses.
          12.1.1 Grant of Rights to Ribomic.
               (a) Grant of License. Archemix hereby grants to Ribomic an exclusive, royalty-bearing license, including the right to grant sublicenses in accordance with Section 2.1.1(c), under the Licensed Patent Rights, to Develop, have Developed, make, have made, use, have used, sell, offer for sale, distribute for sale, have sold, import, have imported, export and have exported Licensed Products in the Territory, for any and all uses within the Field, subject to the terms and conditions of this Agreement. For purposes of clarity, Ribomic shall have no rights under this Agreement to use the SELEX Process and SELEX Technology, alone or with a Third Party, except for the sole purpose of identifying and modifying Active Aptamers for use in the Field.
               (b) Negative Covenant. Ribomic is not granted the right to, and hereby covenants and agrees that neither it nor its Affiliates will (i) use the SELEX Process or SELEX Technology (A) on any Target other than the Licensed Target and (B) except for the purpose of identifying or modifying Active Aptamers and/or for the conduct by Ribomic of Permitted Ribomic Activities as expressly permitted under this Agreement, (ii) research, develop, make, have made, use, have used, sell, offer for sale, have sold, distribute for sale, import, have imported, export or have exported any Diagnostic Product or Spiegelmer or (iii) perform any research or development on Active Aptamers for any use outside of the Field. Notwithstanding the foregoing, Ribomic shall not be restricted by this Section 2.1.1(b) from engaging in any (i) Permitted Ribomic Activities or (ii) activity in which Ribomic is permitted to engage pursuant to a license, sublicense or other right granted to Ribomic in any agreement other than this
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-14

Agreement (including, without limitation, the Existing License Agreements) with respect to the SELEX Portfolio, the SELEX Process, SELEX Technology or Aptamers, whether granted by Archemix, or any Third Party having the right to grant such license, sublicense or other right. To the extent Ribomic or its Affiliates engages in any activities in violation of the negative covenant set forth in this Section 2.1.1(b) during the Term and files any patent applications or obtains any Patent Rights related to or arising out of such activities then, without limiting any other remedy Archemix may have under this Agreement and without any further action of either Party, Ribomic shall be deemed to have granted to Archemix, effective as of the date of any such filing, an exclusive, fully-paid, perpetual, irrevocable, royalty-free license under all such Patent Rights for any and all uses.
               (c) Right to Sublicense. Ribomic shall have the right to grant sublicenses to all or any portion of its rights under the license granted pursuant to Section 2.1.1(a); provided, that, (i) Archemix shall be notified of the grant of each such sublicense, (ii) each such sublicense shall be subject to, and consistent with, the terms and conditions of this Agreement, (iii) each such sublicense shall include the following provisions of this Agreement (with appropriate modifications to account for the identities of the parties to such sublicense): Sections 2.1.1(b) (Negative Covenant), 2.1.1(d) (Reversion of License Rights), 2.1.1(e) (Gilead-Archemix License Agreement), Section 3.5 (Notice of Certain Events), 6.6 (Effect of Challenge) and 9.2.2 (Termination for Challenge), (iv) upon termination of this Agreement, any such sublicense shall be considered a direct license from Archemix as provided in Section 9.3(d) hereof, and (v) Ribomic shall provide Archemix with a copy of each Sublicense Agreement within thirty (30) days of execution.
               (d) Reversion of License Rights. Ribomic acknowledges and agrees that each of the URC License Agreement and the Gilead-Archemix License Agreement provides that the Archemix rights in the SELEX Process or the SELEX Technology and the SELEX Portfolio may revert to Gilead or ULEHI if Archemix, its Affiliates and all assignees and sublicensees cease to exercise reasonable efforts to develop the commercial applications of products and services utilizing the SELEX Process or the SELEX Technology. Ribomic further acknowledges and agrees that the URC License Agreement provides that in the event of any termination of the URC License Agreement, the license to SELEX granted to Ribomic hereunder shall remain in full force and effect in accordance with Section 3.4 of the URC License Agreement; provided, that, Ribomic is not then in breach of this Agreement and Ribomic agrees to be bound to ULEHI as the licensor under the terms and conditions of this Agreement. Archemix shall inform Ribomic of such event immediately after the Archemix rights revert to Gilead or ULEHI.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-15

               (e) Gilead-Archemix License Agreement. Ribomic acknowledges and agrees that the Gilead-Archemix License Agreement provides that in the event of any termination of the Gilead-Archemix License Agreement, the license to SELEX granted to Ribomic hereunder shall remain in full force and effect in accordance with Section 2.3 of the Gilead-Archemix License Agreement; provided, that, Ribomic agrees to be bound to Gilead as the licensor under the terms and conditions of this Agreement; provided, that, if the termination of the Gilead-Archemix License Agreement arises out of the action or inaction of Ribomic, Gilead, at its option, may terminate such license. Archemix shall inform Ribomic of such event promptly after the Gilead-Archemix License Agreement is terminated.
          12.1.2 Grant of Rights to Archemix.
               (a) Grant of License. Subject to the other terms of this Agreement, Ribomic hereby grants to Archemix a non-exclusive, royalty-free, paid-up, perpetual, irrevocable, worldwide license, with the right to grant sublicenses, under Ribomic SELEX Technology, Ribomic SELEX Patent Rights and Ribomic Patent Rights (i) to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import, have imported, export, have exported, and commercialize Aptamers for any and all purposes, and (ii) for any and all uses of the SELEX Process and SELEX Technology (the “Archemix License”); provided, however, that the licenses in clause (i) and (ii) shall not apply to Active Aptamers or include any specific aptamer sequences that are identified through the conduct by Ribomic of the Permitted Ribomic Activities.
               (b) Covenant. Ribomic covenants and agrees to register the non-exclusive license granted to Archemix under Section 2.1.2(a) under Japanese Patent No. 2,763,958 with the Japan Patent Office as soon as practicable after the Effective Date and to provide Archemix with prompt notice of such registration. Archemix shall reasonably cooperate with Ribomic to assist in the preparation and execution of the registration and all formal documents to effect such registration, at Ribomic’s sole cost and expense, if any.
     12.2 No Other Rights. Ribomic is not granted any rights to use or otherwise exploit Licensed Patent Rights except as set forth in this Agreement or the Existing License Agreements and Archemix is not granted any rights to use or otherwise exploit Ribomic SELEX Technology, Ribomic SELEX Patent Rights or Ribomic Patent Rights except as set forth in this Agreement or the Existing License Agreements. Without limiting the generality of the foregoing, Ribomic shall have no right under this Agreement to (a) research, make, use, sell, offer for sale, import or export Diagnostic Products, Radio Therapeutics, or Aptamer-Antidote Combination Products; or (b) research, make, use, sell, offer for sale, import or export any aptamers for any in vivo imaging applications; or (c) research, make, use, sell, offer for sale, import or export any aptamers for any non-therapeutic uses (including, without limitation, for any use as an affinity purification agent).
     12.3 Exclusivity.
          12.3.1 Exclusivity.
               (a) Archemix Restrictions. During the Term, neither Archemix nor any of its Affiliates will, alone or with a Third Party, conduct any activity, or grant any Third Party a license to conduct any activity, for the purpose of researching, developing or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-16

commercializing any Active Aptamer or Licensed Product in the Field in the Territory. Notwithstanding anything to the contrary set forth in this Agreement, the restrictions set forth in this Section 2.3.1(a) shall not apply to the conduct by Archemix or any of its Affiliates of Permitted Archemix Activities.
               (b) Ribomic Restrictions. During the period commencing on the Effective Date and continuing until the later of the termination or expiration of this Agreement and the expiration of the Full Royalty Term, neither Ribomic nor any of its Affiliates will, alone or with a Third Party, conduct any activity or grant any Third Party a license to conduct any activity, for the purpose of researching, developing or commercializing any aptamer other than a Active Aptamer for use in the Field in the Territory as contemplated by this Agreement. Notwithstanding the above, Ribomic may conduct the Permitted Ribomic Activities.
13. RESEARCH, DEVELOPMENT AND COMMERCIALIZATION OF LICENSED PRODUCTS.
     13.1 Research, Development and Commercialization.
          13.1.1 Responsibility. From and after the Effective Date, Ribomic shall have full control and authority over the research, Development and commercialization of Licensed Products in the Field in the Territory, including, without limitation, (a) all pre-clinical research activities (including any pharmaceutical development work on formulations or process development relating to any Licensed Product), (b) all activities related to the conduct of human clinical trials relating to any Licensed Product, (c) all activities relating to manufacture and supply of Licensed Products (including all required process development and scale up work with respect thereto), (d) all marketing, promotion, sales, distribution, import and export activities relating to any Licensed Product, and (e) all activities relating to any regulatory filings, registrations, applications and Regulatory Approvals relating to any of the foregoing. Ribomic shall own all data, results and all other information arising from any such activities under this Agreement, including, without limitation, all regulatory filings, registrations, applications and Regulatory Approvals relating to Licensed Products, and all of the foregoing information, documentation and materials shall be considered Confidential Information and Technology solely owned by Ribomic. All activities relating to Development and commercialization of Licensed Products under this Agreement shall be undertaken at Ribomic’s sole cost and expense, except as otherwise expressly provided in this Agreement.
          13.1.2 Diligence.
               (a) General Diligence Obligations. Ribomic will exercise Commercially Reasonable Efforts in Developing and commercializing Licensed Products in the Field, and in undertaking investigations and actions required to obtain Regulatory Approvals necessary to market such Licensed Products in the Field, in each of the United States, each of the E5 Countries and in Japan, and in any other ex-United States markets, in addition to the E5 Countries and Japan, where Ribomic determines, in the exercise of Commercially Reasonable Efforts, that it is commercially reasonable to do so. In the event that Ribomic fails to use Commercially Reasonable Efforts as required hereunder then, on a Licensed Product-by-Licensed Product and country–by-country basis as to such Licensed Product in the United States or Japan
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-17

and, with respect to any E5 Country, in all of the E5 Countries, (i) Archemix may, in its sole discretion (A) terminate the licenses granted under Section 2.1.1 of this Agreement for breach under Section 9.2.3 below or (B) convert the licenses granted under Section 2.1.1 of this Agreement from exclusive licenses to non-exclusive licenses, in either case only as such licenses apply to such Licensed Product in such country(ies) and, with respect to any E5 Country, in all of the E5 Countries, and (ii) to the extent Archemix exercises its rights under Section 3.1.2(a)(i)(A) or (B) with respect to a Licensed Product, Archemix’s exclusivity obligations under Section 2.3.1(a) shall terminate with respect to such Licensed Product in such country(ies).
               (b) Specific Diligence Obligations. [Note: To be negotiated.]
     13.2 Progress Reports. Ribomic shall provide Archemix with written reports every six (6) months during the Term that describes in reasonable detail its progress with respect to its Development and commercialization activities under this Agreement which shall include, at minimum, information reasonably sufficient to enable Archemix to satisfy its reporting obligations to Gilead under the Gilead-Archemix License Agreement with respect to this Agreement and to assess the progress made by Ribomic toward meeting the diligence obligations of Section 3.1 above.
     13.3 Diligence Committee. To facilitate the providing of progress reports by Ribomic with respect to the research and Development of Licensed Products contemplated by this Agreement, at Archemix’s sole option and request and subject to the mutual agreement of the Parties, the Parties will establish a Diligence Committee (the “DC”), which will be comprised of equal numbers of representatives of each of the Parties. The DC will meet on dates mutually agreed to by the Parties not more than twice per Calendar Year, in person or by teleconference which, if in person, shall alternate between the Parties’ respective offices in Cambridge, Massachusetts and Tokyo, Japan.  Intellectual property representatives of each Party may be invited to participate in DC meetings and such meetings will provide a forum to discuss any patent prosecution and enforcement issues that arise under this Agreement. The DC may be established at any time within three (3) years of the Effective Date and if established, the DC will terminate three (3) years after the Effective Date, subject to extension by mutual written agreement of the Parties. Each Party will be responsible for the costs and expenses incurred by its representative in participating on the DC. Notwithstanding anything to the contrary in this Section 3.3, the DC shall have no authority to make any decisions binding on the Parties with respect to either Party’s performance under this Agreement.
     13.4 Notice of Certain Events. In addition to the progress reports required pursuant to Section 3.3 above, Ribomic shall provide Archemix with written notice within thirty (30) days of the occurrence of (a) the First Commercial Sale in each country, (b) the Initiation and Completion of each Phase I Clinical Trial, Phase II Clinical Trial and Phase III Clinical Trial of a Licensed Product, and the final reports thereof, (c) each milestone set forth in Section 4.2 below, (d) any Regulatory Approval and Commercialization Regulatory Approval in each country, (e) any other material event other than as set forth in the foregoing clauses (a)-(d) related to the Development or commercialization of Licensed Products, and (f) any Adverse Event or product complaint information relating to Licensed Products as compiled and prepared by Ribomic in the normal course of business in connection with the Development, commercialization or sale of any Licensed Product, within time frames consistent with reporting obligations under Applicable
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-18

Laws. Archemix may provide such Adverse Event information (i) to the extent reasonably necessary to licensees of Archemix that are researching, developing or commercializing Aptamers for therapeutic purposes and have agreed to maintain the confidentiality thereof and (ii) to Third Parties as required by Applicable Laws.
     13.5 Right of First Refusal. In the event that Ribomic at any time during the ROFR Period determines to enter into an agreement with a Third Party to Develop and/or commercialize any Licensed Product that includes aggregate upfront fees and milestones payments that are less than [***] Dollars ($[***]) (the “Minimum Acceptable Financial Terms”), it shall provide written notice of same to Archemix, which notice shall include a copy of the term sheet or letter of intent or other written evidence of the proposed terms of such transaction (the “ROFR Notice”). Archemix shall have [***] days from the date of the ROFR Notice to provide a written response (the “ROFR Response”) as to whether or not it wishes to participate in the Development and commercialization of such Licensed Product on the terms set forth in the ROFR Notice. If the ROFR Response is not provided by Archemix within the [***] day response period, Ribomic shall thereafter have the right to negotiate and enter into an agreement with such Third Party with respect to the Development and/or commercialization of such Licensed Product on the terms set forth in the ROFR Notice for a period of up to [***] days (the “Third Party Negotiation Period”); provided, that, if Ribomic and such Third Party do not enter into such agreement on or before the expiration of the Third Party Negotiation Period, the Licensed Product shall once again be subject to this Section 3.6. If the ROFR Response states that Archemix wishes to enter into negotiations with Ribomic, the Parties shall negotiate in good faith for, and complete such negotiations within, a period of up to [***] days from the date of the ROFR Response with respect to the terms and conditions applicable to the Development and/or commercialization by Archemix of such Licensed Product on the terms set forth in the ROFR Notice. In the event the Parties fail to execute and deliver the agreement within the [***] day period, the Parties shall (a) use reasonable efforts to complete such negotiations and to execute and deliver the agreement or amendment as soon as possible after such [***] day period and (b) without limiting the generality of the foregoing, after the expiration of such [***] day period, each produce a list of issues on which they have failed to reach agreement and submit its list to be resolved in accordance with Section 10.2.2. Notwithstanding the foregoing, the Parties hereby acknowledge and agree that once Ribomic has successfully concluded an agreement with a Third Party for any or all Indications of a Licensed Product meeting the Minimum Acceptable Financial Terms, the ROFR Period shall [***] terminate and, thereafter, Archemix will [***] set forth herein above for [***] for any [***] involving the [***] of any [***].
     13.6 Oncology Opt-In Right. Archemix shall have the option (the “Oncology Option”), in its sole discretion, to jointly Develop and commercialize any Licensed Product for oncology Indications on a Major Market Country-by-Major Market Country basis by providing written notice (the “Oncology Option Notice”) at any time during the period commencing on the [***] and continuing until the earlier of the Initiation of the first [***] Clinical Trial with respect to that Licensed Product and the [***] by Ribomic of a Sublicense Agreement which includes the grant to a Third Party of the right to Develop and commercialize any Licensed Product in a Major Market Country (the “Oncology Option Termination Date”), which notice shall identify the Licensed Product which Archemix elects to jointly Develop and commercialize. In connection therewith, Ribomic shall provide Archemix with written notice not less than [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-19

days prior to the expected occurrence of any Oncology Option Termination Date. If Archemix exercises the Oncology Option with respect to any Licensed Product, the Parties shall negotiate an agreement and/or an amendment to this Agreement and the terms applicable thereto in good faith and with sufficient diligence as is required to execute and deliver the agreement or amendment within [***] days after Archemix provides the Oncology Option Notice. In the event the Parties fail to execute and deliver the agreement or amendment within the [***] day period, the Parties shall (a) use reasonable efforts to complete such negotiations and to execute and deliver the agreement or amendment as soon as possible after such [***] day period and (b) without limiting the generality of the foregoing, after the expiration of such [***] day period, each produce a list of issues on which they have failed to reach agreement and submit its list to be resolved in accordance with Section 10.2.2. The Parties hereby acknowledge and agree that in the event Ribomic is in compliance with the notice provisions of this Section 3.7 and enters into a Sublicense Agreement with a Third Party which includes the grant to such Third Party of the right to Develop and commercialize any Licensed Product in the applicable Major Market Country(ies), the Oncology Option will [***] and thereafter be [***].
14. PAYMENTS AND ROYALTIES
     14.1 Access and License Fee. In consideration for the rights granted to Ribomic hereunder, Ribomic hereby agrees to pay Archemix an upfront access and license fee in the amount of [***] Dollars (U.S. $[***]), payable within [***] days of the Effective Date by wire transfer of immediately available funds, which payment shall be non-refundable and non-creditable.
     14.2 Milestone Payments.
               14.2.1 All Licensed Products. Ribomic shall make the corresponding non-refundable, non-creditable payments to Archemix by wire transfer according to instructions that Archemix shall provide within [***] ([***]) days of the occurrence of the following milestone events for a Licensed Product Developed by Ribomic or any Affiliate or Sublicensee of Ribomic:

Milestone Event	Milestone Payment
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
          14.2.2 Early Stage-Sublicensed Products.
               (a) In the event Ribomic enters into an Early-Stage Sublicense
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-20

Agreement, then, in addition to the milestone payments contemplated by Section 4.2.1, but in lieu of making any milestone payments for the milestone events contemplated by Section 4.2.3, Ribomic shall make the corresponding non-refundable, non-creditable payments to Archemix by wire transfer according to instructions that Archemix shall provide within [***] days of the occurrence of the following milestone events for any Licensed Product that is Developed under such Early-Stage Sublicense Agreement (an “Early Stage-Sublicensed Product”):

Milestone Event	Milestone Payment
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
               (b) Adjustment to Milestone Payments. In the event that any [***] provides for the payment to Ribomic of, or if Ribomic otherwise receives under any [***], aggregate [***] Income in, an amount, in excess of [***] Dollars (US $[***]), the aggregate milestone payments included in Section 4.2.2(a) shall be increased by [***] percent ([***]%) of the amount by which such aggregate [***] Income exceeds [***] Dollars (US $[***]), which increase shall be apportioned equally across each of the Milestone Events set forth in Section 4.2.2(a). By way of example, if Ribomic enters into an [***] and receives aggregate [***] Income in the amount of [***] Dollars (US $[***]), (i) the aggregate Milestone Payments in Section 4.2.2(a) will by increased by [***] Dollars (US $[***]) ([***] percent ([***]%) of [***] Dollars (US $[***])), (ii) the Milestone Payments due and payable in Japan pursuant to Section 4.2.3(a) shall be increased in the aggregate by [***] Dollars (US $[***]), (iii) the Milestone Payments due and payable in the United States shall be increased in the aggregate by [***] Dollars (US $[***]) and (iv) the Milestone Payments due and payable in the E5 Countries shall be increased in the aggregate by [***] Dollars (US $[***]).
          14.2.3 Late Stage-Sublicensed Products. In the event Ribomic enters into a [***] that, in addition to the milestone payments described in Section 4.2.1 above, but in lieu of making any milestone payments for the milestone events contemplated by Section 4.2.2, Ribomic shall make the corresponding non-refundable, non-creditable payments to Archemix by wire transfer according to instructions that Archemix shall provide within [***] days of the occurrence of the following milestone events for any Licensed Product that is Developed under such [***] (a “[***] Product”):
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-21

Milestone Event	Milestone Payment
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]		[***]
     For purposes of clarity, (i) any Sublicense Agreement that includes a Late Stage-Sublicensed Product shall be considered a Late Stage Sublicense Agreement regardless of whether other Licensed Products that are not Late Stage-Sublicensed Products are included in such Sublicense Agreement and (ii) all Licensed Products included in such Late Stage Sublicense Agreement shall be subject to Section 4.2.3 and not Section 4.2.2.
          14.2.4 Skipped Milestones; Crediting of Certain Milestone Payments.
               (a) Skipped Milestones. If at the time any given milestone payment set forth in Section 4.2 is due and one or more preceding milestone payments for logically antecedent milestones have not been paid, then such unpaid antecedent milestone payments shall be paid at such time as well. For example, if at the time an [***] milestone payment is due for a Licensed Product, an [***] milestone payment has not been paid for a Licensed Product, then such [***] milestone payment shall be paid at such time as well.
               (b) Crediting of Certain Milestone Payments. In the event that Ribomic enters into one or more Sublicense Agreements covering a Licensed Product, all Milestone Payments for Milestone Events achieved by Ribomic and/or the Sublicensee with respect to that Licensed Product on and after the effective date of the Sublicense Agreement shall be fully creditable against Sublicense Income Payments payable by Ribomic with respect to that Sublicense Agreement.
               (c) Milestones Payable Once Per Licensed Target. All of the milestone payments set forth in Section 4.2 shall be payable only once per Licensed Target, regardless of how many Licensed Products achieve such milestones and no milestone payment already made for a Licensed Product shall be paid for any subsequent Licensed Product or any subsequent Indication for the same Licensed Product with respect to said particular milestone.
          14.2.5 Determination that Payments are Due. In the event that Archemix believes any milestone payment is due pursuant to Section 4.2.1, 4.2.2 and/or 4.2.3, it shall so notify Ribomic and shall provide to Ribomic the data and information supporting its belief that
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-22

the conditions for payment have been achieved. If Ribomic disputes that such milestone payment is due, either Party may submit such dispute for resolution pursuant to the provisions of Section 10.2.2.
     14.3 Payment of Royalties; Royalty Rates.
          14.3.1 Royalty Rates in Defined Territory. For each Licensed Product, Ribomic shall pay Archemix a royalty based on Annual Net Sales of such Licensed Product in each Calendar Year (or partial Calendar Year) in any country in the Defined Territory commencing with the First Commercial Sale of such Licensed Product in any country in the Defined Territory and ending upon the last day of the last Royalty Term for such Licensed Product, at the following rates:

	Full Royalty Net		Partial Royalty
	Sales		Net Sales
Annual Net Sales	Royalty Rate (%)
Up to $[***]	[***]	%	[***]	%
Above $[***] and up to $[***]	[***]	%	[***]	%
Above $[***] and up to $[***]	[***]	%	[***]	%
Above $[***]	[***]	%	[***]	%
          14.3.2 Royalty Rates Outside Defined Territory. For each Licensed Product, Ribomic shall pay Archemix a royalty based on Annual Net Sales of such Licensed Product in each Calendar Year (or partial Calendar Year) in any country outside the Defined Territory commencing with the First Commercial Sale of such Licensed Product in any country outside the Defined Territory and ending upon the last day of the last Royalty Term for such Licensed Product, at a royalty rate equal to [***] percent ([***]%) for Full Royalty Net Sales and [***] percent ([***]%) for Partial Royalty Net Sales.
          14.3.3 Acknowledgements. Ribomic recognizes and acknowledges that each of the following, separately and together, has substantial economic benefit to Ribomic: (a) the licenses granted to Ribomic under Patent Rights Controlled by Archemix; (b) the restrictions on Archemix pursuant to Section 2.3.1(a); and (c) the “head start” afforded to Ribomic by each of the foregoing. The Parties agree that the royalty rates set forth in Sections 4.3.1 and 4.3.2 reflect an efficient and reasonable blended allocation of the royalty amounts to be paid by Ribomic to Archemix in its totality.
          14.3.4 Royalty and Milestone Reductions.
               (a) Non-Spiegelmer Third Party Products (Royalty Reduction). In the event that a Third Party sells an aptamer product that is not a Third Party Spiegelmer Product that binds to the Licensed Target (a “Third Party Non-Spiegelmer Product”) in a country in which an Active Aptamer or Licensed Product is then being sold by Ribomic and such Third Party Non-Spiegelmer Product is not covered by a Valid Claim under the Licensed Patent Rights in such country, then, during the period in which sales of the Third Party Non-Spiegelmer Product are
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-23

equal to at least [***] percent ([***]%) of Ribomic’s volume-based market share of the Active Aptamer or Licensed Product in such country (as measured by prescriptions or other similar information available in such country) all applicable royalties in effect with respect to such Active Aptamer or Licensed Product in such country as specified in Section 4.3.1 shall be reduced by [***] percent ([***]%). Notwithstanding the foregoing, Ribomic’s obligation to pay royalties at the full royalty rates shall be reinstated on the first day of the Calendar Quarter immediately following the Calendar Quarter in which sales of such Third Party Non-Spiegelmer Product account for less than [***] percent ([***]%) of Ribomic’s volume-based market share in such country.
               (b) Third Party Spiegelmer Products (Royalty Reduction). In the event that a Third Party sells a Spiegelmer that binds to the Licensed Target (a “Third Party Spiegelmer Product”) in a country in which an Active Aptamer or Licensed Product is then being sold by Ribomic then all applicable royalties in effect with respect to such Active Aptamer or Licensed Product in such country as specified in Section 4.3.1 shall be reduced by [***] percent ([***]%). Notwithstanding the foregoing, Ribomic’s obligation to pay royalties at the full royalty rates shall be reinstated on the first day of the Calendar Quarter immediately following the Calendar Quarter in which sales of such Third Party Spiegelmer Product cease in such country.
               (c) Third Party Spiegelmer Product (Milestone Payment Reduction). In the event that a Third Party initiates clinical trials of a Third Party Spiegelmer Product in any country of the Defined Territory, then each applicable Milestone payment payable after the Initiation of Phase I Clinical Trial with respect to any Active Aptamer or Licensed Product as specified in Section 4.2 hereof shall be reduced by [***] percent ([***]%) to the extent such Third Party is developing and/or commercializing the Third Party Spiegelmer Product in any country of the Defined Territory at the time such Milestone payment becomes due and payable.
     14.4 Sublicense Income.
          14.4.1 Sublicense Income Payments. In consideration for the rights granted to Ribomic hereunder, during the Non-Royalty Term applicable to each Licensed Product, Ribomic shall pay Archemix a percentage of all Sublicense Income received by Ribomic under each Sublicense Agreement entered into with respect to such Licensed Product equal to the Applicable Sublicense Income Rate (“Sublicense Income Payments”).
          14.4.2 Crediting of Milestones. Notwithstanding anything to the contrary in this Agreement, Ribomic shall have the right to credit any Milestone Payment it makes with respect to a Licensed Product on and after the date of execution of any Sublicense Agreement against Sublicense Income Payments due and payable to Archemix with respect to that Licensed Product under that Sublicense Agreement.
     14.5 Payment Terms.
          14.5.1 Payment of Royalties and Sublicense Income Payments. Unless otherwise expressly provided, Ribomic shall make any royalty and Sublicense Income payments owed to Archemix hereunder in arrears, within [***] days from the end of the Calendar Quarter in which
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-24

such payment accrues. For purposes of determining when a sale of any Licensed Product occurs under this Agreement, the sale shall be deemed to occur on the date the invoice is provided by Ribomic, its Affiliates or Sublicensees. Each royalty payment shall be accompanied by a report for each country in the Territory in which sales of Licensed Products occurred in the Calendar Quarter covered by such statement, specifying: (a) the gross sales (if available) and Net Sales in each country’s currency; (b) the applicable royalty rate under this Agreement; (c) an accounting of deductions taken in the calculation of Net Sales made in the United States and in any other country in which such accounting is reasonably available; (d) the applicable exchange rate to convert from each currency other than United States dollars to United States dollars under this Section 4.5; and (e) the royalties payable in United States dollars. Each Sublicense Income Payment will be accompanied by a report for each country in the Territory in which Sublicense Income is received in the Calendar Quarter covered by such statement, specifying: (a) all consideration and payments received by Archemix under such Sublicense Agreement; (b) the Applicable Sublicense Income Rate; and (c) an accounting of any deductions taken in the calculation of the amount of the Sublicense Income.
          14.5.2 Overdue Payments. Subject to the other terms of this Agreement, any payments not paid within the time period set forth in this Article 4 shall bear interest at a rate of [***] percent ([***]%) per month from the due date until paid in full; provided, that, in no event shall said annual rate exceed the maximum interest rate permitted by law in regard to such payments. Any such overdue royalty or milestone payment shall, when made, be accompanied by, and credited first to, all interest so accrued. Said interest and the payment and acceptance thereof shall not negate or waive the right of Archemix to any other remedy, legal or equitable, to which it may be entitled because of the delinquency of the payment.
          14.5.3 Accounting. All payments hereunder shall be made in the United States in United States dollars. Conversion of foreign currency to United States dollars shall be made at the conversion rate existing in the United States (as reported in The Wall Street Journal) on the last business day of the applicable Calendar Quarter. If The Wall Street Journal ceases to be published or if the Parties agree otherwise, then the rate of exchange to be used shall be that reported in such other business publication of national circulation in the United States as the Parties reasonably agree.
          14.5.4 Withholding Taxes; Restrictions on Payment. All payments hereunder shall be made free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes (to the extent applicable), Ribomic shall make any applicable withholding payments due on behalf of Archemix and shall provide Archemix upon request with such written documentation regarding any such payment available to Ribomic relating to an application by Archemix for a foreign tax credit for such payment with the United States Internal Revenue Service.
     14.6 Records Retention; Review.
          14.6.1 Records; Audit. Ribomic and its Affiliates and Sublicensees shall keep and maintain for [***] years from the date of each payment of royalties and Sublicense Income Payments hereunder complete and accurate records of gross sales and Net Sales by Ribomic and its Affiliates and Sublicensees of each Licensed Product, in sufficient detail to allow royalty
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-25

payments and Sublicense Income Payments to be determined accurately. Archemix shall have the right for a period of [***] years after receiving any such royalty payment and Sublicense Income Payments to appoint at its expense an independent certified public accountant reasonably acceptable to Ribomic to audit the relevant records of Ribomic and its Affiliates and Sublicensees to verify that the amount of such payment was correctly determined. Ribomic and its Affiliates and Sublicensees shall each make its records available for audit by such independent certified public accountant during regular business hours at such place or places where such records are customarily kept, upon [***] days written notice from Archemix, solely to verify that royalty payments and Sublicense Income Payments hereunder were correctly determined. Such audit right shall not be exercised by Archemix more than once in any Calendar Year or more than [***] with respect to sales of a particular Licensed Product in a particular period. All records made available for audit shall be deemed to be Confidential Information of Ribomic or its Affiliates or Sublicensees, as applicable. The results of each audit, if any, shall be binding on both Parties. In the event there was an underpayment by Ribomic hereunder, Ribomic shall promptly (but in any event no later than [***] days after Ribomic’s receipt of the report so concluding) make payment to Archemix of any shortfall. Archemix shall bear the full cost of such audit unless such audit discloses an underreporting by Ribomic of more than [***] percent ([***]%) of the aggregate amount of royalty payments and/or Sublicense Income Payments payable in any Calendar Year, in which case Ribomic shall reimburse Archemix for all costs incurred by Archemix in connection with such audit.
          14.6.2 Other Parties. Ribomic shall include in any agreement with its Affiliates or Sublicensees terms requiring such party to retain records as required in this Section 4.6 and to permit Archemix to audit such records as required by this Section 4.6.
15. TREATMENT OF CONFIDENTIAL INFORMATION
     15.1 Confidentiality Obligations. Archemix and Ribomic each recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party. Archemix and Ribomic each agrees that, subject to the remainder of this Article 5, it will not disclose, and will cause its Affiliates and sublicensees not to disclose, any Confidential Information of the other Party and it will not use, and will cause its Affiliates and sublicensees not to use, any Confidential Information of the other Party except as expressly permitted hereunder; provided, that, such obligations shall apply during the Term and for an additional [***] years thereafter.
     15.2 Limited Disclosure and Use. Archemix and Ribomic each agrees that disclosure of its Confidential Information may be made by the other Party to any employee, consultant, contractor, Affiliate or Sublicensee of such other Party to enable such other Party to exercise its rights or to carry out its responsibilities under this Agreement; provided, that, any such disclosure or transfer shall only be made to Persons who are bound by written obligations as described in Section 5.3. In addition, Archemix and Ribomic each agrees that the other Party may disclose its Confidential Information (a) on a need-to-know basis to such other Party’s legal and financial advisors, (b) as reasonably necessary in connection with an actual or potential (i) permitted sublicense of such other Party’s rights hereunder, (ii) debt or equity financing of such other Party or (iii) transfer or sale of all or substantially all of such Party’s assets or business or in the event of its merger, consolidation, change in control or similar transaction, and (b) for any
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-26

other purpose with the other Party’s written consent, not to be unreasonably withheld, conditioned or delayed. In addition, each Party agrees that the other Party may disclose such Party’s Confidential Information as required by Applicable Laws; provided, that, in the case of any such disclosure, the disclosing Party shall (1) if practicable, provide the other Party with reasonable advance notice of and an opportunity to comment on any such required disclosure and (2) if requested by the other Party, cooperate in all reasonable respects with the other Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the other Party’s expense.
     15.3 Employees and Consultants. Ribomic and Archemix each hereby represents that all of its employees, consultants and contractors, and all of the employees, consultants and contractors of its Affiliates and sublicensees (including, without limitation, Sublicensees), who have access to Confidential Information of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information in confidence and not to use such information except as expressly permitted hereunder. Each Party agrees to use, and to cause its Affiliates and sublicensees (including, without limitation, Sublicensees) to use, reasonable efforts to enforce such obligations.
     15.4 Publicity. The Parties acknowledge and agree that (a) the terms of this Agreement constitute Confidential Information of each Party and may only be disclosed (i) as permitted by Section 5.2, and (ii) to investment bankers, investors, and potential investors, lenders and potential lenders and other sources and other potential sources of financing, licensees and potential licensees, acquirers or merger partners and potential acquirers or merger partners of such Party, and, with respect to Archemix, to Gilead and University License Equity Holdings, Inc.; and (b) a copy of this Agreement may be filed by either Party with the Securities and Exchange Commission if such filing is required by Applicable Laws; provided, that, in connection with any such filing, such Party shall endeavor to obtain confidential treatment of economic and trade secret information, and shall provide the other Party with the proposed confidential treatment request with reasonable time for such other Party to provide comments, which comments shall be reasonably considered by the filing Party. Notwithstanding anything to the contrary in Section 5.1, except as required by Applicable Laws, neither Party shall issue a press or news release or make any similar public announcement related to this Agreement without the prior written consent of the other Party.
16. INTELLECTUAL PROPERTY RIGHTS AND PROVISIONS
     16.1 Licensed Patent Rights. Archemix shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all Licensed Patent Rights.
     16.2 Ribomic Patent Rights. Ribomic shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all Patent Rights arising out of the practice by Ribomic of the license pursuant to Section 2.1.1(a) (“Ribomic Patent Rights”).
     16.3 Joint Technology; Joint Patent Rights. Ribomic and Archemix shall jointly own all Joint Technology and Joint Patent Rights. Notwithstanding anything to the contrary contained in this Agreement or under Applicable Laws, except to the extent exclusively licensed to one Party under this Agreement, the Parties hereby agree that either Party may use or license
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-27

or sublicense to Affiliates or Third Parties all or any portion of its interest in Joint Technology, Joint Patent Rights or jointly owned Confidential Information or Proprietary Materials for any purposes without the prior written consent of the other Party, without restriction and without the obligation to provide compensation to the other Party, except as otherwise provided under this Agreement; provided, that, to the extent that any Joint Technology and/or Joint Patent Rights are necessary or useful for the research, development, manufacture, use, sale, importation or exportation of a Licensed Product being commercialized by Ribomic pursuant to this Agreement, Archemix shall not use or license to a Third Party its interest in such Joint Technology and/or Joint Patent Rights to develop or commercialize any Aptamers that were selected against and bind to the applicable Licensed Target with high specificity and affinity.
     16.4 Prosecution of Patent Rights.
          16.4.1 Licensed Patent Rights. Archemix, at its sole expense and acting through patent counsel or agents of its choice, shall be solely responsible for the preparation, filing, prosecution and maintenance of the Licensed Patent Rights.
          16.4.2 Ribomic SELEX Patent Rights. Ribomic, its Affiliates and/or any Sublicensee, as applicable, at its sole expense and acting through patent counsel or agents of its choice, shall have the sole responsibility and obligation for the preparation, filing, prosecution and maintenance of the Ribomic SELEX Patent Rights in the countries listed on Schedule 2 (the “Required Jurisdictions”). In the event that Ribomic and/or any Sublicensee, as applicable, determines not to file or to abandon any of the Ribomic SELEX Patent Rights in any of the Required Jurisdictions, Ribomic shall notify Archemix sufficiently in advance so that Archemix can, without any loss of rights, and Archemix shall have the right to, file, prosecute and maintain such Ribomic SELEX Patent Rights in Ribomic’s name at Archemix’s expense in such Required Jurisdictions.
          16.4.3 Joint Patent Rights. Unless the Parties otherwise agree, each Party, acting through patent counsel or agents of its choice, shall be jointly responsible for the preparation, filing, prosecution and maintenance of all Joint Patent Rights as follows: (a) Ribomic shall be responsible for the preparation, filing, prosecution and maintenance of any such claims that specifically claim any Active Aptamer; (b) Archemix shall be responsible for the preparation, filing, prosecution and maintenance of any such claims that do not specifically claim any Active Aptamer; (c) the Parties shall discuss in good faith whether and how to pursue those claims for which they have primary responsibility under this Section 6.4.3 in separate patent applications; (d) each Party that has responsibility for filing and prosecuting any Patent Rights under this Section 6.4.3 (a “Filing Party”) shall provide the other party (the “Non-Filing Party”) and its patent counsel with an opportunity to consult with the Filing Party and its patent counsel regarding the filing and contents of any application, amendment, submission or response filed pursuant to this Section 6.4.3; and (e) each Party shall be responsible for all expenses incurred by it for the preparation, filing prosecution and maintenance of any Joint Patent Rights for which it has primary responsibility pursuant to this Section 6.4.3. The Filing Party shall (a) regularly provide the Non-Filing Party with copies of all patent applications filed hereunder for Joint Patent Rights and other material submissions and correspondence with the patent offices, in sufficient time to allow for review and comment by the Non-Filing Party; and (b) provide the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-28

Non-Filing Party and its patent counsel with an opportunity to consult with the Filing Party and its patent counsel regarding the filing and contents of any such application, amendment, submission or response, and the advice and suggestions of the Non-Filing Party and its patent counsel shall be taken into consideration in good faith by such Filing Party and its patent counsel in connection with such filing. Each Filing Party shall pursue in good faith all reasonable claims and take such other reasonable actions, as may be requested by the Non-Filing Party in the prosecution of any Joint Patent Rights under this Section 6.4.3; provided, however, if the Filing Party incurs any additional expense as a result of any such request, the Non-Filing Party shall be responsible for the cost and expenses of pursuing any such additional claim or taking such other activities.
     16.5 Infringement.
          16.5.1 Notice. In the event that during the Term either Party becomes aware of any possible infringement of any Licensed Patent Rights, Ribomic SELEX Patent Rights or Joint Patent Rights, including the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act or its equivalent outside the United States for a generic product (each, an “Infringement”), that Party shall promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).
          16.5.2 Infringement of Licensed Patent Rights. Archemix shall have the sole right, but not the obligation, in its sole discretion, at its own expense and with legal counsel of its own choice, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened Infringement of the Licensed Patent Rights.
          16.5.3 Infringement of Ribomic SELEX Patent Rights. Ribomic and/or any Sublicensee, as applicable, shall have the first right, but not the obligation, at its own expense and with legal counsel of its own choice, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened Infringement of the Ribomic SELEX Patent Rights. Archemix shall have the right, at its own expense, to be represented in any such action by Ribomic by counsel of Archemix’s own choice; provided, that, under no circumstances shall the foregoing affect the right of Ribomic to control the suit as described in the first sentence of this Section 6.5.3. If Ribomic and/or any such Sublicensee, as applicable, does not file any action or proceeding against any such Infringement within [***] months (or [***] days in the case of an Infringement resulting from the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act or its equivalent outside the United States) after the later of (i) Ribomic’s notice to Archemix under Section 6.5.1 above, (ii) Archemix’s notice to Ribomic under Section 6.5.1 above or (iii) a written request from Archemix to take action with respect to such Infringement, then Archemix shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against such actual, alleged or threatened infringement, with legal counsel of its own choice. If a Party brings any such action or proceeding hereunder, the other Party agrees to be joined as party plaintiff if necessary to prosecute such action or proceeding, and to give the Party bringing such action or proceeding reasonable assistance and authority to file and prosecute the suit; provided, that, neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any Third Party to confer standing on a Party hereunder. Any damages, monetary awards or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-29

other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken under this Section 6.5.3 shall belong to [***].
          16.5.4 Infringement of Joint Patent Rights. In the event of an Infringement of a Joint Patent Right, the Parties shall enter into good faith discussions as to whether and how to eliminate the Infringement. Each Party shall bear [***] of the cost of any action, suit or proceeding instituted under this Section 6.5.4 and [***] of all amounts recovered shall be received by each Party; provided, that, if the Parties are unable to determine whether and how to institute an action, suit or proceeding for Infringement of any such Joint Patent Right, either Party shall have the right to prosecute such Infringement, in which event that Party shall bear [***] and be entitled to retain [***]. Each Party shall have the right to be represented by counsel of its own selection in any action, suit or proceeding instituted under this Section 6.5.4 by the other Party. If a Party lacks standing and the other Party has standing to bring any such action, suit or proceeding, then the Party with standing shall bring such suit at the request and expense of the other Party.
     16.6 Effect of Challenge. In further consideration of Archemix’s grant of the licenses hereunder and except to the extent the following is unenforceable under the Applicable Laws of a particular jurisdiction where a patent application within the Licensed Patent Rights is pending or a patent within the Licensed Patent Rights issued, in the event that Ribomic, its Affiliates and/or Sublicensees during the Full Royalty Term (a) determines to initiate a Challenge or Ribomic, its Affiliates and/or Sublicensees determines to assist a Third Party in initiating a Challenge, Ribomic will provide written notice to Archemix at least [***] days prior thereto, which notice will include an identification of all prior art it believes invalidates any claim of the Licensed Patent Rights; and (b) initiates a Challenge or assists a Third Party in initiating a Challenge, (i) the exclusive license granted by Archemix to Ribomic hereunder shall, at the option of the Archemix and upon written notice to Ribomic, be converted into non-exclusive licenses as of the date of such notice, (ii) during the pendency of such Challenge, the royalty rates set forth in Section 4.3 shall be increased by an additional two percentage points in the Territory during the Full Royalty Term (i.e., a [***]% royalty rate shall be increased to [***]%) commencing on the date of such initiation, (iii) should the outcome of such Challenge determine that any claim of the Licensed Patent Rights that is the subject of the Challenge is valid or enforceable, the royalty rates set forth in Section 4.3 shall be increased by an additional five percentage points in the Territory during the Full Royalty Term (i.e., a [***]% royalty rate shall be increased to [***]%) on condition that the non-exclusive license shall revert to the exclusive license as of the date of such decision and (iv) should the outcome of any Challenge determine no claim of the Licensed Patent Rights is valid or enforceable in a country, Ribomic, its Affiliates and/or Sublicensees shall continue to pay royalties based on Net Sales of Licensed Products sold in such country at the rate of [***] percent ([***]%) until the last day of the Royalty Term for such Licensed Product.
17. REPRESENTATIONS AND WARRANTIES; COVENANT REGARDING THIRD PARTY AGREEMENTS
     17.1 Mutual Representations and Warranties. Archemix and Ribomic each represents and warrants to the other, as of the Effective Date, as follows:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-30

          17.1.1 Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.
          17.1.2 Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s certificate of incorporation or bylaws, (b) any agreement, instrument or contractual obligation to which such Party is bound in any material respect, (c) any requirement of any Applicable Laws, or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party.
          17.1.3 Binding Agreement. This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions.
          17.1.4 No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.
     17.2 Acknowledgment of Ribomic. Ribomic acknowledges that the licenses granted to Ribomic hereunder are subject to certain limitations and restrictions set forth in the Archemix-Gilead License Agreement and agrees that Ribomic shall comply with the terms of the Archemix-Gilead License Agreement that Archemix is subject to thereunder.
     17.3 Additional Representations and Warranties.
          17.3.1 Additional Representations and Warranties of Archemix.
               (a) Authority. Archemix represents and warrants to Ribomic that Archemix Controls the Licensed Patent Rights and has the right to grant the license granted to Ribomic on the terms set forth herein.
               (b) No Litigation. Archemix represents and warrants to Ribomic that, as of the Effective Date and with no further duty to update, to Archemix’s Knowledge, there is no pending litigation against Archemix that seeks to invalidate or oppose any of the patents or patent applications included in the Licensed Patent Rights.
               (c) Archemix-Gilead License Agreement. Archemix represents and warrants to Ribomic that the Archemix-Gilead License Agreement as heretofore delivered by Archemix to Ribomic represents the complete agreement and understanding between Gilead Sciences, Inc. and Archemix relating to the Licensed Patent Rights which are the subject of the Archemix-Gilead License Agreement; the Archemix-Gilead License Agreement has not been modified, supplemented or amended in any manner that would adversely affect the rights granted to Ribomic under this Agreement, other than by amendments thereto provided to Ribomic prior to the Effective Date; and the Archemix-Gilead License Agreement is in full force and effect and Archemix is in compliance in all material respects with its obligations thereunder.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-31

               (d) No Infringement. Archemix represents and warrants to Ribomic that to its Knowledge, there is no litigation pending or threatened that alleges that (i) the practice of the SELEX Process and/or the use of SELEX Technology as contemplated by this Agreement infringes the Patent Rights of any Third Party, (ii) the Licensed Patent Rights are invalid or unenforceable; or (iii) the use of the Licensed Patent Rights as contemplated by this Agreement infringes the Patent Rights of any Third Party.
          17.3.2 Additional Representations and Warranties of Ribomic.
               (a) Authority. Ribomic represents and warrants to Archemix that Ribomic has the right to grant the Archemix License granted to Archemix on the terms set forth herein.
               (b) No Litigation. Ribomic represents and warrants to Archemix that, as of the Effective Date and with no further duty to update (except as otherwise stated), there is no pending litigation against Ribomic or any Affiliate of Ribomic that seeks to invalidate or oppose any of the patents or patent applications included in the Ribomic SELEX Patent Rights.
               (c) No Conflict. Ribomic represents and warrants to Archemix that, as of the Effective Date and with no further duty to update, it is not researching, developing or commercializing Aptamers that bind to a Target other than its research, development and/or commercialization of Aptamers pursuant to this Agreement and the Existing License Agreements.
18. INDEMNIFICATION AND INSURANCE
     18.1 Indemnification of Archemix by Ribomic. Ribomic shall indemnify, defend and hold harmless Archemix, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (the “Archemix Indemnitees”), against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon the Archemix Indemnitees, or any one of them, as a direct result of claims, suits, actions or demands by Third Parties (collectively, the “Claims”) arising out of (a) the research, development, testing, production, manufacture, supply, promotion, import, sale or use by any Person of any Licensed Product (or any component thereof) manufactured or sold by Ribomic or any of its Affiliates or Sublicensees or (b) the gross negligence or willful misconduct of Ribomic or any of its Affiliates or Sublicensees.
     18.2 Conditions to Indemnification. An Archemix Indemnitee seeking recovery under this Article 8 (the “Indemnified Party”) in respect of a Claim shall give prompt notice of such Claim to the indemnifying party (the “Indemnifying Party”) and provided that the Indemnifying Party is not contesting its obligation under this Article 8, shall permit the Indemnifying Party to control any litigation relating to such Claim and the disposition of such Claim (including without limitation any settlement thereof); provided, that, the Indemnifying Party shall not settle or otherwise resolve such Claim without the prior written consent of such Indemnified Party, which consent shall not be unreasonably withheld, conditioned or delayed, unless such settlement includes a full release of the Indemnified Party, in which case the indemnifying Party may settle or otherwise resolve such Claim without the prior written consent of such Indemnified Party. Each Indemnified Party shall cooperate with the Indemnifying Party in its defense of any such Claim in all reasonable respects and shall have the right to be present
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-32

in person or through counsel at all legal proceedings with respect to such Claim.
     18.3 Indemnification of Gilead and UTC by Ribomic. If and solely to the extent, legally required by the Archemix-Gilead License Agreement, Ribomic shall indemnify, defend and hold harmless Gilead, its Affiliates and UTC and any of their respective directors, officers, employees and agents (each, a “Gilead Indemnitee”), from and against any losses that are incurred by a Gilead Indemnitee as a result of any Claims, to the extent such Claims arise out of the possession, research, development, manufacture, use, offer for sale, sale or other commercialization, distribution, administration, storage or transport, by Ribomic or its Affiliates or Sublicensees of (a) any Aptamers or Licensed Products, or (b) any other products, services or activities developed by Ribomic relating to the Licensed Patent Rights, including any Licensed Products or Aptamers.
     18.4 Warranty Disclaimer. NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. NEITHER PARTY MAKES ANY WARRANTIES AS TO THE VALIDITY OR ENFORCEABILITY OF THE PATENT RIGHTS LICENSED BY SUCH PARTY TO THE OTHER PARTY.
     18.5 Limited Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, EXCEPT WITH RESPECT TO RIBOMIC’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 8.1 AND/OR 8.3, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR (I) ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOST REVENUES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.
     18.6 Insurance. Ribomic will, at Ribomic’s expense, obtain and maintain in full force and effect insurance with respect to the Development (to the extent it is related to the clinical studies) and commercialization of Licensed Products in such amount as Japan-based biopharmaceutical companies customarily maintain with respect to the clinical development and commercialization of similar products. If Licensed Products are subject to clinical studies, then such insurance policy or policies shall name Archemix as an additional named insured, shall be non-cancelable except upon [***] days prior written notice to Archemix, and shall provide that as to any loss covered thereby and also by any policies obtained by Archemix itself, Ribomic’s policies shall provide primary coverage for Archemix and Archemix’ policies shall be considered excess coverage for Archemix. Ribomic will forthwith after the obtaining of such insurance required by this Section 8.6, obtain and deliver to Archemix certificates of and copies of, and at all times thereafter deliver without further demand replacement certificates and copies of, all such insurance policies that are in force and effect.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-33

19. TERM AND TERMINATION
     19.1 Term; Expiration. The term of this Agreement (the “Term”) shall commence on the Effective Date and continue, unless earlier terminated as provided herein, until such time as all Royalty Terms for all Licensed Products have ended. Upon expiration (but not upon termination prior to the expiration) of the Royalty Term applicable to a Licensed Product in a country, Ribomic’s rights and licenses hereunder with respect to such Licensed Product in such country shall become fully paid-up, non-royalty bearing, non-exclusive, perpetual rights and licenses.
     19.2 Termination.
          19.2.1 Unilateral Right to Terminate. Ribomic shall have the right to terminate this Agreement, for any reason, upon (a) at least [***] days’ prior written notice to Archemix, such notice to state the date following the date of receipt of such notice by Archemix upon which termination is to be effective, and (b) the payment by Ribomic of all amounts due to Archemix through such termination effective date.
          19.2.2 Termination for Challenge. In the event Ribomic, its Affiliates and/or Sublicensees initiates a Challenge or assists a Third Party in initiating a Challenge, Archemix shall have the right to terminate this Agreement, effective immediately upon written notice to Ribomic.
          19.2.3 Termination for Breach. Except as set forth herein, either Party may terminate this Agreement, effective immediately upon written notice to the other Party, for a material breach by the other Party of this Agreement that, if curable, remains uncured for [***] days ([***] days in the event that the breach is a failure of a Party to make any payment required hereunder) after the non-breaching Party first gives written notice to the other Party of such breach and its intent to terminate this Agreement if such breach is not cured.
          19.2.4 Termination for Insolvency. Each Party shall give the other Party reasonable prior notice of the filing with respect to itself of any voluntary petition, and prompt notice of the filing with respect to itself of any involuntary petition, under any bankruptcy laws. In the event that either Party: (a) files for protection under bankruptcy laws; (b) makes an assignment of all or substantially all of its assets for the benefit of creditors; (c) appoints or suffers appointment of a receiver or trustee over all or substantially all of its assets; and (d) files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [***] days of the filing thereof (each of (a)-(d), a “Bankruptcy Action”), then the other Party may terminate this Agreement effective immediately upon written notice to such Party. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. Further, upon filing such protection or petition by Archemix, Archemix shall, without any delay, perform all necessary procedures under any then-applicable laws including, but not limited to, Section 365(n) of the United States Bankruptcy Code, to protect all rights and licenses granted to Ribomic under Section 2.1.1 hereof in order for retaining and defending such rights and license. Notwithstanding any provision contained in this Agreement to the contrary, if any Bankruptcy
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-34

Action takes place with respect to Archemix, and the trustee in bankruptcy of Archemix, or Archemix as a debtor-in-possession, properly elects to reject this Agreement, Ribomic may, pursuant to Section 365(n) of the Bankruptcy Code, retain and enforce any and all rights hereunder granted to Ribomic to the maximum extent permissible by law. All rights, powers and remedies of Ribomic, as a licensee hereunder, provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, the Bankruptcy Code) in the event of the commencement of a Bankruptcy Action with respect to Archemix. Ribomic, in addition to the rights, powers and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including the Bankruptcy Code) in such event.
     19.3 Consequences of Termination of Agreement. In the event of the termination of this Agreement pursuant to this Article 9, the following provisions shall apply:
          19.3.1 If this Agreement is terminated by Ribomic pursuant to Section 9.2.1 or by Archemix pursuant to Sections 9.2.2, 9.2.3 or 9.2.4:
               (a) all licenses granted by Archemix to Ribomic under this Agreement shall immediately terminate and Archemix shall have no further obligations under Section 2.3.1(a);
               (b) all licenses granted by Ribomic to Archemix prior to the termination of this Agreement hereunder shall continue and survive in full force and effect;
               (c) Ribomic shall promptly return all Confidential Information of Archemix; provided, that Ribomic may retain one (1) copy of Confidential Information of Archemix in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder;
               (d) each Sublicensee of Ribomic shall be considered a direct licensee of Archemix under this Agreement; provided, that, (i) such Sublicensee is then in compliance with all terms and conditions of its sublicense, (ii) all accrued payment obligations of such Sublicensee to Ribomic under the Sublicense Agreement have been paid, and (iii) such Sublicensee agrees in writing to assume all applicable obligations of Ribomic under this Agreement arising thereafter to the extent of the scope of the sublicense;
               (e) upon request of Archemix, the Parties shall negotiate in good faith the terms of a transition plan which shall provide for the terms pursuant to which Ribomic shall (i) transfer to Archemix all of its right, title and interest in all regulatory filings and Regulatory Approvals then in its name applicable to Licensed Products, if any, and all material aspects of Confidential Information Controlled by it as of the date of termination relating to such regulatory filings and Regulatory Approvals; (ii) notify the applicable regulatory authorities and take any other action reasonably necessary to effect such transfer; (iii) provide Archemix with copies of all correspondence between Ribomic and such regulatory authorities relating to such regulatory filings and Regulatory Approvals; (iv) unless expressly prohibited by any regulatory authority, transfer control to Archemix of all clinical trials of Licensed Products being conducted as of the effective date of termination and continue to conduct such trials for up to six (6) months to enable
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-35

such transfer to be completed without interruption of any such trial; (v) assign (or cause its Affiliates to assign) to Archemix all agreements with any Third Party with respect to the conduct of clinical trials for Licensed Products including, without limitation, agreements with contract research organizations, clinical sites and investigators, unless expressly prohibited by any such agreement (in which case Ribomic shall cooperate with Archemix in all reasonable respects to secure the consent of such Third Party to such assignment); (vi) provide Archemix with all supplies of Licensed Products in the possession of Ribomic or any Affiliate or contractor of Ribomic; (vii) provide Archemix with copies of all reports and data generated or obtained by Ribomic or its Affiliates pursuant to this Agreement that relate to any Licensed Products that have not previously been provided to Archemix; and (viii) supply Archemix with its requirements for Licensed Products and intermediates for up to twenty-four (24) months following such termination at a transfer price to be negotiated and included in such transition plan.
          19.3.2 If this Agreement is terminated by Ribomic pursuant to Sections 9.2.3 or 9.2.4, all licenses granted by Archemix to Ribomic shall survive, subject to Ribomic’s continued payment of all royalties, milestones, Sublicense Income Payments and other payments due and payable to Archemix pursuant to Article 4; and Ribomic shall promptly return all Confidential Information of Archemix that is not subject to a continuing license hereunder; provided, that Ribomic may retain one (1) copy of each such Confidential Information of Archemix in it archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.
          19.3.3 If Ribomic breaches any of its Specific Diligence Obligations pursuant to Section 3.1.2(b), with respect to a given Licensed Product then, in lieu of termination of this Agreement pursuant to Section 9.3.1, Archemix shall have the right, in its sole discretion, upon ten (10) days written notice to Ribomic, to (a) convert the exclusive license granted to Ribomic for each such Licensed Product to non-exclusive, in which case Section 2.3.1(a) shall no longer apply to such Licensed Product or (b) exercise its rights pursuant to Section 9.3.1 only on a Licensed Product-by-Licensed Product and country-by-country basis.
     19.4 Remedies. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 9 are in addition to any other relief and remedies available to either Party at law.
     19.5 Surviving Provisions. Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Articles 5, 8 and 10 and Sections 4.6, 6.1, 6.2, 6.3, 6.4 6.5.4, 9.1 and 9.3, as well as any rights or obligations otherwise accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term.
20. DISPUTES
     20.1 Negotiation. The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the Term that relates to either Party’s rights and/or obligations hereunder. In the event of the occurrence of such a dispute, either Party may, by written notice to the other Party, have such dispute referred to their respective senior officials designated below or their successors or designees, for attempted resolution by good faith
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-36

negotiations within [***] days after such notice is received. Said designated senior officials are as follows:

For Ribomic:	[***]

For Archemix:	[***]
In the event the designated senior officials or their successors or designees are not able to resolve such dispute within the [***] day period, either Party may invoke the provisions of Section 10.2.
     20.2 Arbitration.
          20.2.1 Full Arbitration. Subject to Sections 10.1 and 10.2.3 below, any dispute, controversy or claim initiated by either Party arising out of, resulting from or relating to this Agreement or the performance by either Party of its obligations under this Agreement (excluding actions under Article 9 and bona fide Third Party actions or proceedings filed or instituted in an action or proceeding by a Third Party against a Party) (a “Dispute”), whether before or after termination of this Agreement, shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. Any such arbitration shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association (the “AAA”) by a panel of three arbitrators appointed in accordance with such rules. Any such arbitration shall be held in Boston, Massachusetts if such arbitration is demanded by Ribomic and in Honolulu, Hawaii if such arbitration is demanded by Archemix. The method and manner of discovery in any such arbitration proceeding shall be governed by the laws of the Commonwealth of Massachusetts. The arbitrator shall have the authority to grant injunctions and/or specific performance and to allocate between the Parties the costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations. Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party, pending the selection of the arbitrator hereunder or pending the arbitrators’ determination of any dispute, controversy or claim hereunder.
          20.2.2 Accelerated Arbitration. To the extent a Dispute submitted to arbitration by a Party under Section 10.2.1 is claimed, by either Party, to involve matters covered by Sections 1.45, 1.70, 3.5, 3.6 or 4.2.5, the following procedures shall apply:
               (a) The Parties shall mutually select a single independent, conflict-free arbitrator (the “Expert”), who shall have sufficient scientific background and financial experience to resolve the Dispute. If the Parties are unable to reach agreement on the selection of an Expert within [***] business days after submission to arbitration, then either or both Parties shall immediately request that the AAA select an independent and impartial arbitrator with the requisite scientific background, experience and expertise. The place of arbitration shall be Boston, Massachusetts.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-37

               (b) Each Party shall prepare and submit a written summary of such Party’s position and any relevant evidence in support thereof to the Expert within [***] days of the selection of the Expert. Upon receipt of such summaries from each Party, the Expert shall provide copies of the same to the other Party. Within [***] days of the delivery of such summaries by the Expert, each Party shall submit a written rebuttal of the other Party’s summary and may also amend and re-submit its original summary. Oral presentations shall not be permitted unless otherwise requested by the Expert. The Expert shall make a final decision with respect to the Dispute within [***] days following receipt of the last of such rebuttal statements submitted by the Parties. Each Party shall bear its own costs and expenses and attorneys’ fees, and the Party that does not prevail in the arbitration proceeding shall pay the Expert’s fees and any administrative fees of arbitration.
          20.2.3 Litigation; Venue; Jurisdiction. Each of the Parties hereto hereby (a) irrevocably and unconditionally agrees that any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement that is not a Dispute, whether in tort or contract or at law or in equity, shall be brought by such Party exclusively in the state and federal courts of the State of New York (the “Chosen Courts”); (b) irrevocably submits to the exclusive jurisdiction of the Chosen Courts; (c) waives any objection to laying of venue in any such action or proceeding in the Chosen Courts; (d) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party hereto; (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with this Agreement; and (f) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Applicable Laws or at equity.
21. MISCELLANEOUS
     21.1 Notification. All notices, requests and other communications hereunder shall be in writing, shall be addressed to the receiving Party’s address set forth below or to such other address as a Party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) made by facsimile transmission, (c) sent by private courier service providing evidence of receipt or (d) sent by registered or certified mail, return receipt requested, postage prepaid. The addresses and other contact information for the parties are as follows:

If to Ribomic:	If to Archemix:

Ribomic, Inc.	Archemix Corp.
Shirokanedai Usui-Building	300 Third Street
3-16-13 Shirokanedai	Cambridge, MA 02142
Minato-ku	Tel: (617) 621-7700
Tokyo 108-0071	Fax: (617) 621-9300
Japan	Attention: Chief Executive Officer
Tel: (03) 3440-3303	Attention: Legal Department
Fax: (03) 3440-3729
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-38

Attention: President
Attention: Legal Department

With a copy to:

Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02110
Tel: (617) 542-6000
Fax: (617) 542-2241
Attn: John J. Cheney, Esq.
     All notices, requests and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving Party at the address of such Party set forth above, (ii) if made by facsimile transmission, at the time that confirmation of receipt thereof has been received by the Party delivering such notice, (iii) if sent by a internationally recognized courier service which provides a delivery receipt on the day of actual receipt by the recipient, or (iv) if sent by registered or certified mail, on the seventh (7th) business day following the day such mailing is made.
     21.2 Governing Law. This Agreement will be construed, interpreted and applied in accordance with the laws of the State of New York (excluding its body of law controlling conflicts of law).
     21.3 English Language. All data, results and information that is in a language other than English and that is provided by either Party to the other Party and/or to the DC under this Agreement shall be provided both in its original format, without translation, and in an English translation within ten (10) business days except for a Sublicense Agreement, if any, whose translation shall be provided with thirty (30) business days (which translation shall be made at the providing Party’s sole cost and expense).
     21.4 Limitations. Except as expressly set forth in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.
     21.5 Entire Agreement. This is the entire Agreement between the Parties with respect to the subject matter hereof and supersedes all prior representations, understandings and agreements between the Parties with respect to the subject matter hereof. No modification or amendment shall be effective unless in writing with specific reference to this Agreement and signed by the Parties.
     21.6 Waiver. The terms or conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-39

     21.7 Headings. Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.
     21.8 Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred, in whole or part, by either Party without the prior express written consent of the other; provided, that, either Party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder to its Affiliates or in connection with the transfer or sale of all or substantially all of such Party’s assets or business to which this Agreement relates or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 11.8 shall be void. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties.
     21.9 Force Majeure. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.
     21.10 Construction. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.
     21.11 Severability. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the Term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby; provided, that, a Party’s rights under this Agreement are not materially affected. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.
     21.12 Status. Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee or joint venture relationship between the Parties.
     21.13 Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-40

     21.14 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Remainder of page intentionally left blank.]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-41

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representative in two (2) originals.

RIBOMIC, INC.	ARCHEMIX CORP.

By:	By:

Name:	Name:

Title:	Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-42

Schedule 1
Chemical Composition of Licensed Target
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 1-1
to Exhibit B

Schedule 2
Required Jurisdictions
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 2-1
to Exhibit B

Exhibit A (dated May 19, 2008)
Licensed Patent Rights

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-1
to Exhibit B

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-2
to Exhibit B

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-3
to Exhibit B

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-4
to Exhibit B

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-5
to Exhibit B

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-6
to Exhibit B

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-7
to Exhibit B

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-8
to Exhibit B

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-9
to Exhibit B

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-10
to Exhibit B

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-11
to Exhibit B

Archemix Ref. No.	Status	Appl. Number	Country	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-12
to Exhibit B

Archemix Ref. No.	Status	Appl. Number	Country	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-13
to Exhibit B

Archemix Ref. No.	Status	Appl. Number	Country	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-14
to Exhibit B

Archemix Ref. No.	Status	Appl. Number	Country	Title
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A-15
to Exhibit B

Exhibit B
Ribomic SELEX Patent Rights

Appln No.
COUNTRY	(Publn No)	Patent No.	Title	Status	File	Issue
[***]	[***]		[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B-1
to Exhibit B

Exhibit C
Ribomic SELEX Patent Rights

Appln No.
COUNTRY	(Publn No)	Patent No.	Title	Status	File	Issue
[***]	[***]		[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit C-1